       As filed with the Securities and Exchange Commission on May 1, 2000


                                                     1933 Act Reg. No. 333-63295

                                                     1940 Act File No. 811-09001
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                       ----------------------------------


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         POST-EFFECTIVE AMENDMENT NO.  2


                                       and


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                 AMENDMENT NO.  3


                        ---------------------------------

                                PPM America Funds
                                  (Registrant)

                        225 West Wacker Drive, Suite 1200
                             Chicago, Illinois 60606

                        Telephone Number: (312) 634-2500

Mark B. Mandich                                Janet D. Olsen
PPM America, Inc.                              Bell, Boyd & Lloyd LLC
225 West Wacker Drive                          Three First National Plaza, #3300
Suite 1200                                     Chicago, Illinois 60602
Chicago, Illinois 60606

                              (Agents for Service)

                          ----------------------------


                  Amending Parts A, B and C and filing Exhibits

             It is proposed that this filing will become effective:


                   [X]  immediately upon filing pursuant to rule 485(b)
                   [ ]  on ___________ pursuant to rule 485(b)
                   [ ]  60 days after filing pursuant to rule 485(a)(1)
                   [ ]  on ___ pursuant to rule 485 (a)(1) by acceleration
                   [ ]  75 days after filing pursuant to rule 485(a)(2)
                   [ ]  on _____ pursuant to rule 485(a)(2)


--------------------------------------------------------------------------------

                               PPM AMERICA FUNDS

                                   PROSPECTUS
                                  MAY 1, 2000

                                                   PPM AMERICA VALUE EQUITY FUND
                                         PPM AMERICA SMALL CAP VALUE EQUITY FUND
                                                PPM AMERICA HIGH YIELD BOND FUND

                                                          PPM AMERICA FUNDS LOGO

                               PPM AMERICA FUNDS

                         PPM AMERICA VALUE EQUITY FUND
                    PPM AMERICA SMALL CAP VALUE EQUITY FUND
                        PPM AMERICA HIGH YIELD BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  MAY 1, 2000

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
The Funds' Investment Objectives............................     1
The Funds' Principal Investment Strategies..................     1
The Principal Risks Of Investing in the Funds...............     2
How Have the Funds Performed?...............................     3
The Funds' Fees and Expenses................................     5
More Information on the Funds' Objectives, Strategies and
  Risks.....................................................     7
Management of the Funds.....................................     9
Shareholder Information.....................................    14
Valuation of the Funds' Shares..............................    19
Dividends, Distributions and Taxes..........................    20
Financial Highlights........................................    21

THE FUNDS' INVESTMENT OBJECTIVES:

PPM AMERICA VALUE EQUITY FUND AND PPM AMERICA SMALL CAP VALUE EQUITY FUND -- To increase the value of your shares through long-term growth of capital and current income.

PPM AMERICA HIGH YIELD BOND FUND -- To provide current income and to increase the value of your shares through long-term growth of capital.

THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES:

PPM AMERICA VALUE EQUITY FUND -- The Fund will invest at least 65% of its assets in the common stocks of U.S. domiciled companies that have a market value in excess of $2.5 billion and which PPM America (the Funds' investment adviser) believes are undervalued relative to the stocks which comprise the S&P 500 Stock Index. The Fund may also invest up to 25% of its assets in the common stocks of U.S. exchange-traded foreign companies that PPM America believes are selling for low prices.

PPM AMERICA SMALL CAP VALUE EQUITY FUND -- The Fund will invest at least 65% of its assets in the common stocks of U.S. domiciled companies that have a market value less than $2.5 billion at the time of purchase and which PPM America believes are undervalued relative to the value of those issuers that have similar market values. The Fund may also invest up to 25% of its assets in the common stocks of U.S. exchange-traded foreign companies that PPM America believes are selling for low prices.


PPM AMERICA HIGH YIELD BOND FUND -- The Fund will invest at least 65% of its assets in fixed-income securities that are higher-yielding, non-investment grade corporate bonds. Moody's generally rates these securities Ba or below, while S&P generally rates these securities BB or below, although the Fund may invest in securities that are not rated if PPM America believes these securities are of equivalent credit quality. The Fund may invest in corporate bonds that Moody's rates Ca or S&P rates C, or in unrated bonds that PPM America believes are of equivalent credit quality.


To increase the value of the Fund's shares, the Fund will invest in corporate bonds that PPM America expects to increase in value because of improvements in credit quality or rating or anticipated declines in interest rates. The Fund may also invest up to 25% of its assets in equity securities to seek to increase the value of the Fund's shares. The Fund may invest up to 25% of its assets in U.S. dollar-denominated fixed-income or equity securities of foreign companies.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS:

PPM AMERICA VALUE EQUITY FUND AND PPM AMERICA SMALL CAP VALUE EQUITY FUND -- A shareholder can lose money on an investment in either Fund or either Fund could underperform other investments if:

-  the stock market goes down;

-  value stocks fall out of favor with the stock market;

- the stock market continues to value the Funds' holdings lower than PPM America expected;

- the Funds were incorrect in their assessment that a prospective security was undervalued; or

- there are adverse political or economic events in foreign countries that impact the value of the Funds' investments in foreign securities.

In addition, the Small Cap Value Equity Fund could underperform other investments or lose money if the market for that Fund's investments is not actively traded.

PPM AMERICA HIGH YIELD BOND FUND -- A shareholder can lose money on an investment in the Fund or the Fund could underperform other investments if:

- a corporate bond issuer does not make interest or principal payments to the Fund when due;

- there is an economic downturn, a substantial period of rising interest rates or a period of political uncertainty that affects the Fund's investments;

- the markets for the Fund's investments are not actively traded, which could cause the price of the Fund's investments to fall; or

-  the credit quality of a corporate bond issuer falls

In addition, any Fund could underperform other investments or lose money if it invests in foreign securities, because such securities tend to be more volatile than U.S. securities. A Fund's investment in foreign securities (including U.S. exchange traded or U.S. dollar-denominated securities) may subject that Fund to risks that it may not encounter with an investment in U.S. securities. These risks include less available public information about the issuer of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

HOW HAVE THE FUNDS PERFORMED?



The following bar charts and tables are intended to give some indication of the risks of an investment in each Fund. The bar charts show each Fund's total returns for the year ended December 31, 1999, and the tables compare each Fund's performance for the periods indicated with a market index. This information is intended to help you assess the variability of the Funds' returns over the periods listed. Performance information for High Yield Bond Fund is not available for a full calendar year. For a discussion of PPM America's investment performance for its separately managed accounts, refer to Management of the Funds. The Funds' past performance does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original investment.



                               Value Equity Fund


                     Total Return for the Period(s) Ending


                                December 31 (%)

Value Equity Fund Chart


During the year ended December 31, 1999, Value Equity Fund's highest and lowest quarterly returns were:



-  Highest quarterly return: 13.60% for the quarter ended June 30, 1999



-  Lowest Quarterly return: -12.15% for the quarter ended September 30, 1999

The following table shows how the Value Equity Fund's average annual total return for the one-year period ended December 31, 1999 and since the Fund's inception compares with broad measures of market performance.



                                  FOR THE 12 MONTH        FROM INCEPTION
                                PERIOD ENDED 12/31/99   THROUGH 12/31/99(1)
---------------------------------------------------------------------------
Value Equity Fund                       -0.82%                  0.47%
---------------------------------------------------------------------------
S&P/Barra Value Index(2)                12.68%                 13.21%
---------------------------------------------------------------------------
S&P 500                                 21.04%                 21.15%
---------------------------------------------------------------------------



(1) Fund inception date: December 23, 1998. All returns reflect reinvested dividends.



(2) The S&P/Barra Value Index is constructed by ranking the securities in the S&P 500 Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500 Index. The S&P 500 Index is an unmanaged index containing common stocks of 500 large companies, regarded as generally representative of the U.S. stock market. The S&P/ Barra Value Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.


                          Small Cap Value Equity Fund
                     Total Return for the Period(s) Ending
                                December 31 (%)
Small Cap Value Equity Fund Chart


During the year ended December 31, 1999, Small Cap Value Equity Fund's highest and lowest quarterly returns were:



-  Highest quarterly return: 15.37% during the quarter ended June 30, 1999

-  Lowest quarterly return: -13.49% during the quarter ended March 31, 1999



The following table shows how the Small Cap Equity Fund's average annual total return for the one-year period ended December 31, 1999 and since the Fund's inception compares with a broad measure of market performance.



                                                           FROM INCEPTION
                                    FOR THE 12 MONTH          THROUGH
                                  PERIOD ENDED 12/31/99     12/31/99(1)
--------------------------------------------------------------------------
Small Cap Equity Value Fund              -13.36%               -9.76%
--------------------------------------------------------------------------
Russell 2000 Value Index(2)               -1.49%               11.29%
--------------------------------------------------------------------------
Russell 2000 Index                        21.35%               26.59%
--------------------------------------------------------------------------



(1) Fund inception date: December 23, 1998. All returns reflect reinvested dividends.



(2) The Russell 2000 Value Index is an index of common stocks with dividends reinvested, which measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index formed by taking the 3,000 largest U.S. companies and eliminating the largest 1,000, leaving an unweighted index of 2,000 small companies. Each index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.


THE FUNDS' FEES AND EXPENSES:

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

                                                           SMALL CAP
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM  VALUE EQUITY   VALUE EQUITY   HIGH YIELD
            YOUR INVESTMENT)                   FUND           FUND       BOND FUND
-----------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases      None           None          None
Maximum Deferred Sales Charge                  None           None          None

   ANNUAL FUND OPERATING EXPENSES                     SMALL CAP
(EXPENSES THAT ARE DEDUCTED FROM THE  VALUE EQUITY   VALUE EQUITY   HIGH YIELD
           FUNDS' ASSETS)                 FUND           FUND       BOND FUND
------------------------------------------------------------------------------
Management Fees                          0.80%          0.90%         0.65%
Distribution Fees                         None           None          None
Other Expenses                           0.69%          0.61%         0.51%
                                      ----------------------------------------
Total Annual Fund Operating
  Expenses (1)                           1.49%          1.51%         1.16%



(1) PPM America has voluntarily agreed to reimburse the Funds if, and to the extent, total annual fund operating expenses exceed 1.00% for the Value Equity Fund, 1.10% for the Small Cap Value Equity Fund and 0.85% for the High Yield Bond Fund. This undertaking may be terminated at any time. Total operating expenses as shown in the table above do not reflect any expense reimbursement by PPM America.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

- you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

- your investment has a 5% return each year; and

- each Fund's operating expenses remain the same as shown under "Annual Fund Operating Expenses," above.

Although your actual costs, and the Funds' returns, may be higher or lower, based on these assumptions your costs would be:


                                VALUE EQUITY   SMALL CAP VALUE   HIGH YIELD
                                    FUND         EQUITY FUND     BOND FUND
---------------------------------------------------------------------------
One Year                           $  152          $  154          $  118
Three Years                        $  471          $  477          $  368
Five Years                         $  813          $  824          $  638
Ten Years                          $1,779          $1,802          $1,409

MORE INFORMATION ON THE FUNDS' OBJECTIVES, STRATEGIES AND RISKS



OBJECTIVES:


PPM AMERICA VALUE EQUITY FUND AND PPM AMERICA SMALL CAP VALUE EQUITY FUND -- To increase the value of your shares through long-term growth of capital and current income.

PPM AMERICA HIGH YIELD BOND FUND -- To provide current income and to increase the value of your shares through long-term growth of capital.

HOW THE FUNDS INVEST:

PPM AMERICA VALUE EQUITY FUND AND PPM AMERICA SMALL CAP VALUE EQUITY FUND -- The Value Equity Fund and Small Cap Value Equity Fund invest in common stocks of companies that are primarily domiciled in the U.S., as well as securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

PPM America buys and sells common stocks of companies based on the philosophy that a diversified portfolio of undervalued equity securities will outperform the market over the long term. PPM America generally will consider stocks potentially undervalued and therefore attractive for the PPM America Value Equity Fund if:

- they have below average valuation characteristics (e.g., price/earnings or price/cash flow ratios) relative to the stocks which comprise the S&P 500 Index; or

- they have above average dividend yields relative to the stocks that comprise the S&P 500 Index.

PPM America generally will consider stocks potentially undervalued and therefore attractive for the PPM America Small Cap Value Equity Fund if:

- they have below average valuation characteristics (e.g., price/earnings or price/cash flow ratios) relative to companies that have market values less than $2.5 billion.

PPM America uses a fundamental research process that concentrates on determining and understanding the reasons the market prices a stock inexpensively. The thrust of this approach is to seek investments where current investor enthusiasm is low, as reflected in the stock's valuation. Exposure is reduced when the investment community's perceptions improve and the stock approaches fair valuation. PPM America takes a long-term investment approach by placing a strong emphasis on its ability to determine attractive values and does not try to determine short-term changes in the general market level.

PPM AMERICA HIGH YIELD BOND FUND -- The High Yield Bond Fund's investments in high yield securities are generally based on PPM America's analysis of industry trends and individual security characteristics. PPM America conducts credit analyses for each security considered for investment to evaluate its attractiveness relative to its risk. PPM America also maintains a diversified portfolio to limit credit exposure to individual issuers. PPM America tries to identify those issuers whose financial condition is adequate to meet future obligations, or has improved or is expected to improve in the future.

From time to time, the High Yield Bond Fund may adopt a temporary defensive position during adverse market, economic or other circumstances when PPM America believes that action is needed to avoid losses. During periods when the Fund has assumed a temporary defensive position, the Fund may not be able to achieve its investment objective.

OTHER RISKS OF INVESTING IN THE FUNDS:

PPM AMERICA VALUE EQUITY FUND AND PPM AMERICA SMALL CAP VALUE EQUITY
FUND -- Over time, stocks have shown greater growth potential than other types of securities. In the short term, however, stock prices may fluctuate widely in response to company, market, or economic news.

PPM AMERICA SMALL CAP VALUE EQUITY FUND -- Stocks of small companies tend to be more volatile and less liquid than stocks of large companies and have returns that vary, sometimes significantly, from the overall stock market. As compared to larger companies, small companies may:

- have a shorter history of operations,

- not have as great an ability to raise additional capital

- have a less diversified product line making them susceptible to market pressure

- have a smaller public market for their shares

PPM AMERICA HIGH YIELD BOND FUND -- Companies generally issue high yield securities as a consequence of corporate restructuring or similar events, with the issuer generally less able to make scheduled payments of interest and principal. The secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. During periods of economic downturns, rising interest rates or when there is reduced market liquidity, high yield bond prices may become more volatile, which may cause the Fund to experience sudden and substantial price declines. Since the last major economic recession, there has been a substantial increase in the use of high-yield bond debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during similar periods.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER


PPM America, Inc., located at 225 West Wacker Drive, Chicago, Illinois 60606, is the investment adviser to each of the Funds. PPM America currently manages approximately $37 billion in assets.


PPM America selects each of the Funds' investments under the supervision of the Board of Trustees. PPM America makes investment decisions for each Fund and places each Fund's purchase and sales orders.

As compensation for the services rendered by PPM America, each Fund pays PPM America an advisory fee, calculated daily and paid monthly, at the annual rate of 0.80% of the average daily net asset value of the PPM America Value Equity Fund, 0.90% of the average daily net asset value of the PPM America Small Cap Equity Fund and 0.65% of the average daily net asset value of the PPM America High Yield Bond Fund.

PPM America has voluntarily agreed to reimburse each Fund to the extent that its total annual operating expenses exceed the following percent of each Fund's average net assets: 1.00% in the case of PPM America Value Equity Fund, 1.10% for PPM America Small Cap Value Equity Fund and 0.85% in the case of PPM America High Yield Bond Fund. For the purpose of determining whether a Fund is entitled to any expense reimbursement, that Fund's expenses are calculated daily and any reimbursement is made monthly. PPM America's agreement to limit each Fund's expenses may be terminated by PPM America at any time.

PPM America utilizes teams of investment professionals acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Funds as they deem appropriate in the pursuit of the Funds' investment objectives.

PRIOR PERFORMANCE OF THE FUNDS' INVESTMENT ADVISER
  -- PPM AMERICA, INC.

The following tables reflect past investment performance achieved by composites of portfolios having investment objectives, policies, strategies and risks substantially similar to those of the Funds. Each composite includes all discretionary, fee-paying accounts and mutual funds (or a segregated portion of the mutual funds) that PPM America managed or sub-advised, all of which have similar investment profiles. The data is provided to illustrate the past performance of PPM America in managing substantially similar accounts, as measured against specified market indices and does not represent the performance of the Funds. PPM America Funds may incur certain administrative fees and expenses that were not included in the composite returns shown. Therefore, Fund returns may be lower. Investors should not consider this performance data as an indication of future performance of the Funds or PPM America.


DIVERSIFIED LARGE CAPITALIZATION EQUITY COMPOSITE. The account(s) included in PPM America's Diversified Large Capitalization Equity Composite have substantially similar investment objectives, policies and strategies as PPM America Value Equity Fund.



                                     DIVERSIFIED LARGE
                                     CAPITALIZATION
                                        EQUITY
                                     COMPOSITE --
                                     ANNUAL NET TOTAL     S&P 500/BARRA
               YEAR                    RETURNS            VALUE INDEX(1)
-------------------------------------------------------------------------
1999                                       -0.45%              12.68%
-------------------------------------------------------------------------
1998                                       12.78%              14.68%
-------------------------------------------------------------------------
1997                                       28.59%              29.99%
-------------------------------------------------------------------------
1996                                       24.14%              21.99%
-------------------------------------------------------------------------
1995                                       43.88%              37.00%
-------------------------------------------------------------------------
1994                                        3.30%              -0.64%
-------------------------------------------------------------------------
1993                                       12.92%              18.60%
-------------------------------------------------------------------------
1992                                        2.23%(2)            1.81%(2)
-------------------------------------------------------------------------

                                        DIVERSIFIED LARGE
                                         CAPITALIZATION
                                        EQUITY COMPOSITE
            PERIODS ENDED               -- AVERAGE ANNUAL   S&P 500/BARRA
          DECEMBER 31, 1999             NET TOTAL RETURNS    VALUE INDEX
-------------------------------------------------------------------------
One year                                     -0.45%            12.68%
-------------------------------------------------------------------------
Three years                                  13.02%            18.89%
-------------------------------------------------------------------------
Five years                                   20.86%            22.94%
-------------------------------------------------------------------------
Since Inception                              17.19%            18.71%
-------------------------------------------------------------------------



DIVERSIFIED SMALL CAPITALIZATION EQUITY COMPOSITE. The account(s) included in PPM America's Diversified Small Capitalization Equity Composite have substantially similar investment objectives, policies and strategies as PPM America Small Cap Value Equity Fund.



                                        DIVERSIFIED SMALL
                                         CAPITALIZATION
                                        EQUITY -- ANNUAL       RUSSELL 2000
                YEAR                    NET TOTAL RETURNS     VALUE INDEX(3)
----------------------------------------------------------------------------
1999                                         -13.29%               -1.49%
----------------------------------------------------------------------------
1998                                           1.23%               -6.45%
----------------------------------------------------------------------------
1997                                          33.58%               31.79%
----------------------------------------------------------------------------
1996                                          20.07%               21.37%
----------------------------------------------------------------------------
1995                                          43.85%               25.75%
----------------------------------------------------------------------------
1994                                          -0.80%(4)            -0.19%(4)
----------------------------------------------------------------------------



                                        DIVERSIFIED SMALL
                                      CAPITALIZATION EQUITY
                                       COMPOSITE -- AVERAGE
           PERIODS ENDED                 ANNUAL NET TOTAL      RUSSELL 2000
         DECEMBER 31, 1999                   RETURNS           VALUE INDEX
---------------------------------------------------------------------------
One year                                     -13.29%              -1.49%
---------------------------------------------------------------------------
Three years                                    5.45%               6.69%
---------------------------------------------------------------------------
Since Inception                               12.90%              11.29%
---------------------------------------------------------------------------



HIGH YIELD COMPOSITE. The account(s) included in PPM America's High Yield Composite have substantially similar investment objectives, policies and strategies as the PPM America High Yield Bond Fund.

                                 HIGH YIELD COMPOSITE
                                    -- ANNUAL NET       LEHMAN HIGH YIELD
             YEAR                   TOTAL RETURNS           INDEX(5)
-------------------------------------------------------------------------
1999                                      1.56%                2.40%
-------------------------------------------------------------------------
1998                                      4.18%                1.87%
-------------------------------------------------------------------------
1997                                     15.49%               12.77%
-------------------------------------------------------------------------
1996                                     13.32%               11.35%
-------------------------------------------------------------------------
1995                                      7.19%(6)           6.01%(6)
-------------------------------------------------------------------------



                                        HIGH YIELD
                                        COMPOSITE
          PERIODS ENDED             -- AVERAGE ANNUAL    LEHMAN HIGH YIELD
        DECEMBER 31, 1999           NET TOTAL RETURNS          INDEX
--------------------------------------------------------------------------
One year                                    1.56%               2.40%
--------------------------------------------------------------------------
Three years                                 6.91%               5.56%
--------------------------------------------------------------------------
Since Inception                             9.17%               7.56%
--------------------------------------------------------------------------


NOTES TO PRESENTATION OF COMPOSITE PERFORMANCE:


(1) The S&P 500/Barra Value Index is constructed by ranking the securities in the S&P 500 Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500 Index. The S&P 500 Index is an unmanaged index containing common stocks of 500 large companies, regarded as generally representative of the U.S. stock market. Each index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.


(2) For the period December 1, 1992 (composite inception) through December 31, 1992.


(3) The Russell 2000 Value Index is an index of common stocks with dividends reinvested, which measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index formed by taking the 3,000 largest U.S. companies and eliminating the largest 1,000, leaving an unweighted index of 2,000 small companies. Each index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.


(4) For the period April 1, 1994 (composite inception) through December 31,
1994.

(5) The Lehman High Yield Index is an unmanaged, total return index that covers all fixed income securities having a maximum rating of Ba1 (including default issues), a minimum amount outstanding of $100 million, and at least a 1 year maturity; PIKS and Eurobonds excluded. The index is a fully invested index, which includes reinvestment of income, but does not include any transaction costs, management fees or other costs in its returns.

(6) For the period July 1, 1995 (composite inception) through December 31, 1995.


The representative composite performance data shown above is summarized from PPM America's complete report on composite performance. A complete list of PPM America's composites and copies of the presentations verified by the Funds' independent accountants are available upon request.



All annual returns presented were calculated net of the highest advisory fee that could have been charged by PPM America according to its standard fee schedule to any account included in the composite and were not calculated using actual fees charged.


The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The monthly returns of PPM America's composite are calculated by weighing each account's monthly return by its beginning market value as a percent of the total composite beginning market value. Quarterly returns are calculated by linking the monthly composite returns through compounded multiplication. Annual returns are calculated by linking the quarterly returns through compounded multiplication.
------------------------------

The private accounts that are included in PPM America's composites are not subject to the same types of expenses to which the Funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of the private accounts included in the composites are lower than the Funds' expenses. Consequently, if PPM America had included the Funds in the composites, or if the private accounts included in the composite had been regulated as investment companies under the federal securities and tax laws, the composites' performance results would have been lower than what is shown above.

The investment results of PPM America's composite presented above are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investor in the Funds. Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance data and that the methodology used above is not the SEC standard to calculate total return for mutual funds. As a result, the performance results may differ from the results calculated according to the SEC's method.

SHAREHOLDER INFORMATION

HOW TO PURCHASE SHARES

Shares of the Funds are offered to (i) qualified retirement plans (including employer, municipality, union and association and other group retirement plans), employee-benefit trusts, foundations and endowments, (ii) certain financial institutions having sales or service agreements with the Funds or a broker-dealer or financial institution with respect to sales of shares of the Funds, (iii) employees and officers of PPM America and its affiliates, or (iv) any other institution or individual, at the sole discretion of PPM America.

The minimum initial investment in shares of a Fund is $500,000. That high minimum is intended to help the Funds control their expenses, for the benefit of all the Funds' shareholders. Employees and officers of PPM America and its affiliates have a minimum initial investment of $10,000 and PPM America may waive the minimum initial investment.

Investments by a qualified retirement plan are made by the plan sponsor or administrator, who is responsible for transmitting all orders for the purchase, redemption and exchange of Fund shares. The availability of an investment by a plan participant in the Funds, and the procedures for investing, depend upon the provisions of the qualified retirement plan and whether the plan sponsor or administrator has contracted with the Funds or the transfer agent for special processing services, including subaccounting. Other institutional and eligible purchasers must arrange for services through the transfer agent by calling toll free 877-PPM-FUND (877-776-3863).

Shares of the Funds may be purchased at the net asset value per share next determined after receipt of the purchase order. The Funds determine net asset value as described under Valuation of the Funds' Shares each day that the Funds are open for business.


INITIAL PURCHASE BY MAIL: Subject to acceptance by the Funds, an account may be opened by completing and signing a Funds Application Form (provided at the end of the prospectus) and mailing it to PPM America Funds, c/o PFPC Global Fund Services, Inc., P. O. Box 61503, 3200 Horizon Drive, King of Prussia, PA 19406-0903, together with a check ($500,000 minimum or $10,000 minimum for officers and employees of PPM America and its affiliates) payable to PPM America Funds. The Funds do not accept third party checks. If an investor's check fails to clear, the Funds may cancel the purchase and charge the investor $20.00 for any losses or fees incurred.


An investor should designate the Fund(s) requested on the Funds Application Form. Subject to acceptance by the Fund(s), payment for the purchase of shares received by mail will be credited at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Funds' Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund(s). Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to fifteen business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.


INITIAL PURCHASE BY WIRE: Subject to acceptance by a Fund, shares of a Fund may also be purchased by wiring Federal Funds to UMB Bank (see instructions below). A completed Fund Application Form should be forwarded to PPM America Funds, c/o PFPC Global Fund Services, Inc., P. O. Box 61503, 3200 Horizon Drive, King of Prussia, PA 19406-0903 in advance of the wire. Notification must be given to the Funds prior to the determination of net asset value.


Fund shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount using the following wiring instructions:

     UMB Bank K.C. NA

     For: PFPC Global Fund Services, Inc.


     ABA #: 10-10-00695

     Account #: 98-7037-071-9
     FBO: (Fund Name, Account Number, and Account Registration)

Wires must be received before 4:00 p.m. (Eastern Time) to receive that day's price. Federal Funds purchases will be accepted only on a day on which the Funds are open for business. See Closed Holidays.


ADDITIONAL INVESTMENTS: Additional investments may be made at any time (minimum additional investment $5,000, although PPM America may waive the minimum additional investment requirement) by mailing a check along with the detachable stub from a recent account statement, payable to PPM America Funds to PFPC Global Fund Services, Inc., P. O. Box 61767, King of Prussia, PA 19406-0903 or at the address noted under Initial Purchase by Mail or by wiring Federal Funds using the following wiring instructions:


     Boston Safe Deposit & Trust
     ABA#: 011001234
     Credit: (Insert Name of your fund)
     Acct#: 001627
     FBO: (Insert shareholder name and account number)


Shares will be purchased at the net asset value per share next determined after receipt of the money for the purchase. Notification must be given to the Funds prior to the determination of net asset value.


OTHER PURCHASE INFORMATION: The Funds may suspend sales of shares of any Fund or reject any purchase order when management believes doing so is in the best interest of the Funds. If management in good faith believes that a shareholder is purchasing and redeeming shares for market timing purposes, the Funds may refuse to sell further shares of any Fund to such shareholder for up to six months. The Funds also reserves the right, in their sole discretion, to waive the minimum initial and additional investment amounts. In the interest of economy and convenience, certificates for shares will not be issued.

HOW TO REDEEM SHARES

Fund shares may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption, which is based on the market value of the investment securities held by a Fund. See Closed Holidays and Valuation of the Funds' Shares.

BY MAIL: Each Fund will redeem shares at the net asset value next determined after the request is received in good order. Requests should be addressed to PPM America Funds, c/o PFPC Global Fund Services, Inc., P. O. Box 61503, 3200 Horizon Drive, King of Prussia, PA 19406-0903.


To be in good order, redemption requests must include the following documentation:


     (a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;


     (b) Any required signature guarantees (see Signature Guarantees); and

     (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


SIGNATURE GUARANTEES: To protect against fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for
(1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact PPM America Funds, c/o PFPC Global Fund Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, PA 19406-0903 for further details.


BY TELEPHONE: Provided the telephone redemption option has been authorized by the shareholder on the Funds Application Form, a redemption of shares may be requested by calling and requesting that the redemption proceeds be mailed to the primary registration address or wired per previously received instructions. Redemption of shares by telephone must be received by 4:00 p.m. (Eastern Time) to receive that day's price. Receipt of proceeds by wire will cost $9.00 per transaction.


Neither National Planning Corporation, the Funds' distributor, PFPC Global Fund Services, Inc. nor the Funds will be responsible for any loss, liability, cost, or expense for acting upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Funds and National Planning Corporation will provide written confirmation of transactions initiated by telephone.


Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption although, at times, it may be up to seven days before proceeds are received by an investor. The Funds may suspend the right of redemption or postpone the date of redemption at times when the New York Stock Exchange ("NYSE") is closed (See Closed Holidays), when trading on the NYSE is restricted or under any emergency circumstances as determined by the SEC or for such other periods as the SEC may permit.


If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of a Fund's securities received in such payments of redemptions.

SHAREHOLDER SERVICES


EXCHANGE PRIVILEGE: Shares of each Fund may be exchanged for shares of another Fund based on the respective net asset values of the shares involved. There are no exchange fees. Exchange requests by telephone must be placed prior to 4:00 p.m. (Eastern Time) to receive that day's price. Written exchange requests should be sent to PPM America Funds, c/o PFPC Global Fund Services, Inc., P. O. Box 61503, 3200 Horizon Drive, King of Prussia, PA 19406-0903.


Because an exchange of shares is a redemption from one Fund and purchase of shares of another Fund, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange is a sale and purchase of shares and may result in a capital gain or loss for tax purposes.

The Funds may refuse to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Funds may change the terms or conditions of the exchange privilege at any time, but will try to give shareholders sixty days' notice of any change.


TRANSFER OF REGISTRATION: The registration of a Fund's shares may be transferred by writing to PPM America Funds, c/o PFPC Global Fund Services, Inc., P. O. Box 61503, 3200 Horizon Drive, King of Prussia, PA 19406-0903. As in the case of redemptions, the written request must be received in good order as defined above and should be signature guaranteed. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Funds Application Form for the receiving party.

VALUATION OF THE FUNDS' SHARES

The price of the shares of each Fund is that Fund's net asset value. Net asset value per share is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Funds are open for business.

EQUITY FUNDS

Equity securities listed on a U.S. securities exchange or Nasdaq National Market for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed equity securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed U.S. equity securities not traded on the valuation date or for which market quotations are not readily available (including restricted securities), and securities, the value of which have been materially affected by events, occurring after the close of the market on which they principally trade, are determined in good faith at a fair value using methods approved by the Board of Trustees.

HIGH YIELD BOND FUND

Bonds and other fixed-income securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other fixed-income securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. In the absence of readily available market quotations (or when in the view of PPM America, available market quotations do not accurately reflect a security's fair value), securities are valued in good faith at a fair value using methods approved by the Board of Trustees. Equity securities held by the High Yield Bond Fund are valued as described above under "Equity Funds".

If a security held in any of the Funds is valued using fair value pricing because of an event that occurred after the market close, the effect of this will be that the net asset value will not be based on the last quoted price on the security, but on a price which the Board of Trustees or their delegate believes reflects the current and true price of the security.

CLOSED HOLIDAYS: Currently, the weekdays on which the Funds are closed for business and their shares are not priced are: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. During these days, the price of foreign securities held by the Funds may change. As a result, the Funds' net asset values may also change during these days, but shareholders will not be able to purchase or redeem the Funds' shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES:

DIVIDENDS AND DISTRIBUTIONS: The Funds normally distribute substantially all of their net investment income and net realized capital gains to shareholders on an annual basis. If any Fund does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made. All dividends and capital gains distributions are automatically paid in additional shares of the Funds unless the shareholder elects otherwise. A shareholder may elect to receive cash by writing to the Funds or by electing to do so on the Funds Application Form. Undistributed net investment income is included in the Funds' net asset for the purposes of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share is reduced by the per share amount of the dividend. Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

TAX CONSEQUENCES: The Funds intend to make distributions that may be taxed as ordinary income. Capital gains distributions are taxable to shareholders at capital gains rates. Each Fund will designate capital gains distributions to individual shareholders as either subject to the federal capital gains rate imposed on property held for more than 12 months or on property held for less than 12 months. Distributions paid in January but declared by a Fund in October, November or December of the previous year are taxable to shareholders in the previous year. Exchanges and redemptions of shares in a Fund are taxable events.

STATE AND LOCAL TAXES: Shareholders should consult with their tax advisers for the state and local income tax consequences of distributions from the Funds.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance for each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the each Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.


                                                               PPM AMERICA SMALL CAP VALUE      PPM AMERICA HIGH
                           PPM AMERICA VALUE EQUITY FUND               EQUITY FUND               YIELD BOND FUND
                          --------------------------------   --------------------------------   -----------------
                                            PERIOD FROM                        PERIOD FROM         PERIOD FROM
                                           DECEMBER 23,                       DECEMBER 23,           JUNE 7,
                           YEAR ENDED        1998* TO         YEAR ENDED        1998* TO            1999* TO
                          DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,        DECEMBER 31,
                              1999             1998              1999             1998                1999
                          ------------   -----------------   ------------   -----------------   -----------------
SELECTED PER SHARE DATA
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  5.06           $ 5.00           $  5.19           $  5.00             $  5.00
INCOME FROM OPERATIONS:
 Net investment income..       0.05             0.01              0.04              0.01                0.26
 Net realized and
   unrealized gains
   (losses) on
   investments..........      (0.10)            0.06             (0.73)             0.19               (0.17)
                            -------           ------           -------           -------             -------
 Total income (loss)
   from operations......      (0.05)            0.07             (0.69)             0.20                0.09
                            -------           ------           -------           -------             -------
LESS DISTRIBUTIONS:
 From net investment
   income...............      (0.05)           (0.01)            (0.04)            (0.01)              (0.26)
 From net realized gains
   on investment
   transactions.........      (0.13)              --             (0.05)               --                  --
                            -------           ------           -------           -------             -------
 Total distributions....      (0.18)           (0.01)            (0.09)            (0.01)              (0.26)
                            -------           ------           -------           -------             -------
 Net increase
   (decrease)...........      (0.23)            0.06             (0.78)             0.19               (0.17)
                            -------           ------           -------           -------             -------
NET ASSET VALUE, END OF
 PERIOD.................    $  4.83           $ 5.06           $  4.41           $  5.19             $  4.83
                            =======           ======           =======           =======             =======
   TOTAL RETURN (A).....     (0.82%)           1.24%           (13.36%)            3.86%               1.83%
RATIOS AND SUPPLEMENTAL
 DATA
 Net assets, end of
   period (in
   thousands)...........    $22,865           $5,163           $22,125           $10,386             $25,448
 Ratio of net operating
   expenses to average
   net assets (b).......      1.00%            1.00%             1.10%             1.10%               0.85%
 Ratio of net investment
   income to average net
   assets (b)...........      1.60%            4.76%             1.18%             3.81%               9.14%
 Portfolio turnover.....     45.51%               --            52.51%                --              31.54%
RATIO INFORMATION
 ASSUMING NO EXPENSE
 REIMBURSEMENT OR FEES
 PAID INDIRECTLY
 Ratio of expenses to
   average net assets
   (b)..................      1.49%            5.42%             1.51%             3.26%               1.16%
 Ratio of net investment
   income to average net
   assets (b)...........      1.11%            0.34%             0.77%             1.65%               8.83%


------------------------------

*  Commencement of operations.


(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for the periods less than one year.



(b) Annualized for the periods less than one year.

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' statements of additional information includes additional information about the Funds and is incorporated into this prospectus by reference.

You may obtain copies of the SAI and obtain other information or make inquiries by contacting the Funds at:

PPM America Funds
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
Call toll free 877-PPM-FUND (877-776-3863)
E-mail: funds@ppmamerica.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at . You can also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Copies of the Fund's documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, at 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.


Investment Company Act File No. 811-09001

PPM AMERICA FUNDS

APPLICATION

We place great emphasis on service. If you have any questions about this application, please feel free to call toll free (877) PPM-FUND (877-776-3863).

- Please read the Prospectus carefully before investing in the Funds.

- Please sign this application in the appropriate section.


- Mail and make checks payable to: PPM America Funds, P.O. Box 61503, King of Prussia, PA 19406-0903 or wire funds to: UMB Bank K.C. NA, for: PFPC Global Funds Services, Inc., ABA#: 10-10-00695, Account #: 98-7037-071-9 FBO: (PPM
  America Funds and Account Registration)


- Overnight packages should be sent to: PPM America Funds, 3200 Horizon Drive, King of Prussia, PA 19406-0903
--------------------------------------------------------------------------------

1.A.      YOUR ACCOUNT        [ ] Corporation              ------------------------------------------------------------
          REGISTRATION        [ ] Partnership              Exact Name of Organization/Trustee
                              [ ] Trust                    ------------------------------------------------------------
                              [ ] Other Entity             Exact Name of Trust                  Date of Trust
                              ------------------------     ------------------------------------------------------------
                                                           For the Benefit of                    Tax Identification No.

1.B.      YOUR ADDRESS                                                                                        (      )
          AND TELEPHONE       -----------------------------------------------------------------------------------------
          NUMBER              Street Address                                                  Suite No.       Phone No.
                              ---------------------------------------------------------------------
                              City                  State                    Zip Code

--------------------------------------------------------------------------------

2.A.                          [ ] Individual               ----------------------------------------------------------------
                              [ ] Joint Registration
                                                           First Name       Middle Initial    Last Name        Soc. Sec. No.
                                                                                                               (For first
                                                                                                               individual)

                                                           ----------------------------------------------------------------
                                                           First Name       Middle Initial    Last Name        Soc. Sec. No.
                                                                                                               (For joint
                                                                                                               registrant)

                                                           Joint tenancy with rights of survivorship will be presumed unless otherwise specified.


2.B.      YOUR ADDRESS,                                                                (      )
          TELEPHONE                    ---------------------------------------------------------------------------
          NUMBER AND                   Street Address               Apt. No.           Daytime Telephone
          EMPLOYER
                                       -------------------                               [ ] U.S. Citizen [ ]
                                                                                         Other
                                                                                         ---------------------
                                       City                State          Zip Code

                                       ---------------------------------------------------------------------------------------
                                       Name of Employer                             Occupation

                                       ---------------------------------------------------------------------------------------
                                       Address of Employer


--------------------------------------------------------------------------------
3.       YOUR INVESTMENT Minimum initial investment is $500,000 per Fund or,
                         $10,000 if you are an employee of PPM or its affiliates. Make check payable to: PPM America Funds


                             $ ------------------          PPM America Value Equity Fund

                             $ ------------------          PPM America Small Cap Value Equity Fund

                             $ ------------------          PPM America High Yield Bond Fund

                             $ ------------------          Total Investment

PPM AMERICA FUNDS

--------------------------------------------------------------------------------------------
4.         DIVIDEND AND         Choose the way you want your dividend and capital gain
           CAPITAL GAIN         distributions paid. Check one box for dividends, one box for
           DISTRIBUTIONS        capital gains. If not specified, dividends and capital gains will be reinvested.
                                [ ] Mail check to address of record.
                                [ ] Dividends     [ ] Capital Gains


-----------------------------------------------------------------------------------------------------
5.         TELEPHONE PRIVILEGES:         You will automatically have telephone exchange privileges.
           EXCHANGES AND                 If you would like to be able to redeem shares over the
           REDEMPTIONS                   telephone, please check the box below.
                                         Redemptions:     [ ] by myself or any person
                                         The Funds will not be responsible for any loss, liability, cost or expense for acting upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Funds will provide written confirmation of transactions initiated by telephone.
-----------------------------------------------------------------------------------------------------
6.         TAXPAYER                      By the signature below and under penalties of perjury, you
           IDENTIFICATION                certify: (1) that the number shown on this application is
           NUMBER                        your correct Social Security or Taxpayer Number
           CERTIFICATION                 Identification Number, and (2) that you are not subject to backup withholding because either you have not been notified by the Internal Revenue Service that you are subject to
                                         backup withholding, or the Internal Revenue Service has
                                         notified you that you are no longer subject to backup
                                         withholding.
                                         If you are currently subject to backup withholding due to
                                         Internal Revenue Service notice, strike out clause (2) of
                                         the preceding sentence, and check the box below.
                                         [ ]     Check here if you have been notified by the IRS that
                                         you are currently subject to backup withholding.
                                         [ ]     Check here if you qualify as a non-resident alien.
                                         If so, your country of residence is : ___________ .
-----------------------------------------------------------------------------------------------------
7.         SIGNATURE AND                 I/we have read the Prospectus and application and agree to
           CERTIFICATION                 its terms. I/we understand that PPM America Funds will not be responsible for any loss, liability, cost or expense for acting upon telephone instructions that they reasonably
                                         believe to be genuine. I am of legal age. Sign below exactly as printed in registration. For joint registration, both
                                         must sign.
                                         For Corporations, Trusts, Partnerships or other Entities.
                                         (Please include a copy of the corporate resolution form). We hereby certify that each of the persons listed below has
                                         been duly elected, and is now legally holding the office set forth opposite his/her name and has the authority to make
                                         this authorization. Please print titles below if signing on behalf of a business or trust to establish this account. THE
                                         INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO
                                         ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
                                         REQUIRED TO AVOID BACKUP WITHHOLDING.
                                         PLEASE SIGN BELOW:
                                         ------------------------------------------------------------
                                         Individual signature

                                         ------------------------------------------------------------
                                         Joint registrant (if any) signature

                                         ------------------------------------------------------------
                                         Corporate officer, partner, trustee, etc. signature

                                         ------------------------------------------------------------
                                         Print name and title

                               PPM AMERICA FUNDS

                       225 WEST WACKER DRIVE, SUITE 1200
                               CHICAGO, IL 60606
                                  877-PPM-FUND
                              FUNDS@PPMAMERICA.COM

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2000

                                PPM AMERICA FUNDS



PPM America Value Equity Fund
PPM America Small Cap Value Equity Fund
PPM America High Yield Bond Fund



         This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the PPM America Funds' Prospectus, dated May 1, 2000. The Prospectus may be obtained at no charge by calling toll free (877) PPM-FUND (877-776-3863), or writing PPM America Funds, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----

INFORMATION ABOUT THE FUNDS ........................................       1
INVESTMENT STRATEGIES AND RISKS ....................................       1
INVESTMENT TECHNIQUES AND RISKS ....................................       2
THE FUNDS' POLICIES ................................................      10
TRUSTEES AND OFFICERS OF THE TRUST .................................      11
INVESTMENT ADVISER AND OTHER SERVICES ..............................      13
  Principal Underwriter ............................................      14
  Accounting Services Agreement ....................................      14
  Custodian and Transfer Agent .....................................      14
  Independent Accountants ..........................................      14
  Fund Transactions and Brokerage ..................................      15
PERFORMANCE ........................................................      17
VALUATION OF THE FUNDS' SHARES .....................................      21
  Equity Funds .....................................................      21
  High Yield Bond Fund .............................................      21
PURCHASE OF SHARES .................................................      22
REDEMPTION OF SHARES ...............................................      22
SHAREHOLDER SERVICES ...............................................      23
  Exchange Privilege ...............................................      23
  Transfer of Shares ...............................................      24
ADDITIONAL INFORMATION .............................................      24
TAX STATUS .........................................................      24
FINANCIAL STATEMENTS ...............................................      25
Appendix -- Bond Ratings ...........................................     A-1
  Ratings by Moody's: ..............................................     A-1

                           INFORMATION ABOUT THE FUNDS

         PPM America Value Equity Fund ("Value Fund"), PPM America Small Cap Value Equity Fund ("Small Cap Fund") and PPM America High Yield Bond Fund ("High Yield Bond Fund")(each, a "Fund" and together, the "Funds") are series of PPM America Funds (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by an Agreement and Declaration of Trust dated September 9, 1998.

         PPM America, Inc. ("PPM America") is the investment adviser to each of the Funds. For a description of PPM America and its fees, see Investment Adviser and Other Services.

         The discussion below supplements the description in the prospectus of the Funds' investment objectives, strategies and risks.

                         INVESTMENT STRATEGIES AND RISKS

         The Value Fund and Small Cap Fund invest to increase the value of an investor's shares through long-term growth of capital and current income.

         These funds will invest in common stocks of companies that are primarily domiciled in the U.S., as well as securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

         PPM America buys and sells common stocks of companies based on the philosophy that a diversified portfolio of undervalued equity securities will outperform the market over the long term. PPM America generally will consider stocks potentially undervalued and therefore attractive for the Value Fund if:

         - they have below average valuation characteristics (e.g., price/earnings or price/cash flow ratios) relative to the stocks which comprise the S&P 500 Index; or

         - they have above average dividend yields relative to the stocks that comprise the S&P 500 Index

PPM America generally will consider stocks potentially undervalued and therefore attractive for the Small Cap Fund if:

         - they have below average valuation characteristics (e.g., price/earnings or price/cash flow ratios) relative to companies that have market values less than $2.5 billion.

         PPM America uses a fundamental research process that concentrates on determining and understanding the reasons the market prices a stock inexpensively. The thrust of this approach is to seek investments where current investor enthusiasm is low, as reflected in the stock's valuation. Exposure is reduced when the investment community's perceptions improve and the company approaches fair valuation. PPM America takes a long-term investment approach by placing a strong emphasis on its ability to determine attractive values and does not try to determine short-term changes in the general market level.

         The High Yield Bond Fund invests to provide current income and to increase the value of your shares through long-term growth of capital. The High Yield Bond Fund may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. The Fund also invests in foreign securities, which involves special risks. Under normal market conditions, the High Yield Bond Fund invests at least 65% of its total assets in high yielding, non-investment grade bonds. Subject to this requirement, the High Yield Bond Fund may maintain assets in cash or cash equivalents, including commercial bank obligations, commercial paper and obligations issued or guaranteed by the U.S. Government.

         Each of the Funds is a diversified investment company.

                         INVESTMENT TECHNIQUES AND RISKS

         BANK OBLIGATIONS. Bank obligations include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variables rates. The Funds may invest in U.S. banks, foreign branches of U.S.
banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         COMMERCIAL PAPER. Commercial paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

         FOREIGN GOVERNMENT SECURITIES. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar until thereof.

         HIGH YIELD BONDS. High yield bonds are fixed income securities offering high current income that are in the lower rated categories or recognized rating agencies or not rated. These lower-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rated categories.

         High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may also depress the price for such securities. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

         HYBRID INSTRUMENTS. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         REPURCHASE AGREEMENTS. A Repurchase Agreement may be considered a loan collateralized by securities. The Funds must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System. The Funds may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.

         SHORT-TERM CORPORATE DEBT SECURITIES. Short-term corporate debt securities are outstanding non-convertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

         SUPRANATIONAL AGENCY SECURITIES. Supranational agency securities are securities issued or guaranteed by certain supranational entities, such as the International Development Bank.

         U.S. GOVERNMENT AGENCY SECURITIES. U.S. Government agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Governmental National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate. Variable rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.


         WARRANTS. The Funds may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are basically options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the price of the underlying securities.


         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. The Funds may purchase securities on a when-issued or delayed delivery basis ("When-Issued") and may purchase securities on a forward commitment basis ("Forwards"). Any or all of the Funds' investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the Funds make the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds will segregate for these securities by maintaining cash and/or liquid assets with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Funds (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

         ZERO COUPON BONDS. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality.

         RULE 144A SECURITIES. The High Yield Bond Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). That Rule permits certain qualified institutional buyers, such as the High Yield Bond Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. PPM America, under the supervision of the Board of Trustees of the Trust (the "Board"), will consider whether securities purchased under Rule 144A are illiquid and thus subject to the High Yield Bond Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, PPM America will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, PPM America could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the High Yield Bond Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the High Yield Bond Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


         OPTIONS ON SECURITIES AND INDEXES. The High Yield Bond Fund may purchase and may sell both put options and call options on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trades, or similar entities, or quoted on Nasdaq, and agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The High Yield Bond Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the High Yield Bond Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by the High Yield Bond Fund expires, it realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the High Yield Bond Fund expires, it realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the High Yield Bond Fund desires.

         The High Yield Bond Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the High Yield Bond Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option the High Yield Bond Fund will realize a capital gain or, if it is less, it will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by the High Yield Bond Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the High Yield Bond Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the High Yield Bond Fund seeks to close out an option position. If the High Yield Bond Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option, the High Yield Bond Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the High Yield Bond Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the High Yield Bond Fund might be unable to exercise an option it has purchased.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The High Yield Bond Fund may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exits in futures contracts covering a number of indexes as well as the following financial instruments; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; and foreign currencies. It is expected that other futures contract will be developed and traded.

         The High Yield Bond Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A future option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The High Yield Bond Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of security prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of its securities or the price of the securities that it intends to purchase. Although other techniques could be used to reduce exposure to security price, interest rate and currency fluctuations, the High Yield Bond Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and future options.

         The success of any futures transaction depends on PPM America correctly predicting changes in the level and direction of security prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the High Yield Bond Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, PPM America might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made, the High Yield Bond Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the High Yield Bond Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The High Yield Bond Fund expects to earn interest income on its initial margin deposits. A futures contract held by the High Yield Bond Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the High Yield Bond Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures


--------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

contract. This process is known as "marking-to-market." Variation margin paid or received by the High Yield Bond Fund does not represent a borrowing or loan by the High Yield Bond Fund but is instead settlement between the High Yield Bond Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous trading day. In computing daily net asset value the High Yield Bond Fund will mark-to-market its open futures positions.

         The High Yield Bond Fund is also required to deposit and maintain with respect to put and call options on futures contracts written by it. Such margin, deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the High Yield Bond Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the High Yield Bond Fund realizes a capital gain, or if it is more, it realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the High Yield Bond Fund realizes a capital gain, or if it is less, it realizes a capital loss. The transaction costs must also be included in these calculations.

         RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures trading and futures options and differences between the financial instruments and the instruments underlying the standard contract available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the High Yield Bond Fund seeks to close out a futures or a futures option position. The High Yield Bond Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         LIMITATIONS ON OPTIONS AND FUTURES. If other options, futures contracts, or futures options of types other than those described herein are traded in the futures, the High Yield Bond Fund may also use those investment vehicles, provided the Board determines that their use is consistent with the investment objective.

         When purchasing a futures contract or writing a put on a futures contract, the High Yield Bond Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the High Yield Bond Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the High Yield Bond Fund.

         The High Yield Bond Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the High Yield Bond Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," the High Yield Bond Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of the Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the High Yield Bond Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%.

         If the High Yield Bond Fund adopts a temporary defensive position, it will invest in cash and cash equivalents, as well as U.S. Treasury securities.

                               THE FUNDS' POLICIES

         The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular
Fund) are present or represented by proxy. Upon otherwise indicated, all restrictions apply at the time of investment. As fundamental policies, no Fund may:

         (1) Own more than 10% of the outstanding voting securities of any one issuer and as to seventy-five percent (75%) of the value of the total assets of such Fund, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of such Fund's total assets.

         (2) Invest more than 25% of the value of their respective assets in any particular industry (other than U.S. Government securities).

         (3) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

         (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent a Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

         (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

         (7) Invest more than 15% of a Fund's net assets in securities that are restricted as to disposition under federal securities laws or are subject to other legal or contractual restrictions on resale. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exception from registration contained in Section 4(2) of the 1933 Act, which have been determined to be liquid in accordance with guidelines established by the Board.

         (8) Issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts.

         Each Fund has the following additional investment restrictions that are operating policies of the Funds and may be changed without shareholder approval:

         (a) The Funds do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         (b) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         (c) The Funds do not currently intend to (i) purchase securities of other investment companies, except in the open market where no commission, except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and
(ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

         The investment objective of a Fund may be changed by the Board without shareholder approval.

                       TRUSTEES AND OFFICERS OF THE TRUST

         The officers of the Trust manage its day to day operations and are responsible to the Board. The Board sets broad policies for each Fund and choose the Trust's officers. The following is a list of the Trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years. The mailing address of the officers and Trustees, unless otherwise noted, is 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.



                                            Position(s) Held With the Funds      Principal Occupations During
     Name (Age)                                                                        Past 5 Years
-------------------------                ------------------------------------    -----------------------------

Swansen, Russell W. (42)*                Trustee and President                  President, PPM America, Inc.
Mandich, Mark B. (39)*                   Trustee, Chief Financial Officer and   Executive Vice President, Senior
                                         Treasurer                              Vice President, Vice President,
                                                                                Chief Compliance Officer and
                                                                                Treasurer, PPM America, Inc.


                                            Position(s) Held With the Funds      Principal Occupations During
     Name (Age)                                                                        Past 5 Years
-------------------------                ------------------------------------    -----------------------------


Nerud, Mark D. (33)                      Secretary and Assistant Treasurer      Chief Financial Officer, Jackson
                                                                                National Financial Services, LLC;
                                                                                Chief Operating Officer of Jackson
                                                                                National Life Distributors, Inc.;
                                                                                Vice President, National Planning
                                                                                Corporation; Chief Operating Officer
                                                                                and Treasurer, Jackson National
                                                                                Financial Services, Inc; Vice
                                                                                President, Assistant Controller and
                                                                                Senior Manager, Jackson National
                                                                                Life Insurance Company; Manager,
                                                                                Voyageur Asset Management Company.

Brody, Richard S. (45)                   Vice President                         Executive Vice President, Senior
                                                                                Vice President, PPM America, Inc.

White, James J., Jr. (40)                Vice President                         Senior Managing Director-Marketing,
                                                                                PPM America, Inc., Principal, NFJ
                                                                                Investment Group

Bianco, JoAnne M. (37)                   Vice President                         Senior Managing Director - Senior
                                                                                Portfolio Manager, PPM America, Inc.

Hogan, Therese M. (37)                   Assistant Secretary                    Director of State Regulation, PFPC
                                                                                Global Fund Services, Inc.; Palmer & Dodge.

Pape, Arthur E. (60)                     Trustee                                Of counsel, Ottosen Trevarthen Britz
                                                                                & Kelly, Ltd.; Partner, Katten Muchin & Zavis

Hannon, James R. (51)                    Trustee                                Attorney, Hannon & Scalzo, Attorneys at Law



         *The Trustees who are "interested persons" and officers as designated above receive no compensation from the Trust.

         Trustees who are not interested persons ("Outside Trustees") will be paid $1,000 for each meeting they attend. For the fiscal year ended December 31, 1999, the Outside Trustees received the following fees for serving as a Trustee:

        TRUSTEE                           AGGREGATE COMPENSATION FROM TRUST
        -------                           ---------------------------------
    Arthur E. Pape                                     $4,000
    James R. Hannon                                    $4,000

                      INVESTMENT ADVISER AND OTHER SERVICES


         PPM America is the investment adviser to each Fund and provides each Fund with professional investment supervision and management. PPM America is a direct subsidiary of PPM Holdings, Inc., which is in turn a wholly-owned subsidiary of Prudential plc, ("Prudential"), one of the largest life insurance companies in the United Kingdom. As of the date of this SAI, PPM America and its affiliates own 100% of the issued and outstanding shares of the Funds and is deemed to control the Funds under the 1940 Act.


         Pursuant to an Investment Advisory Agreement, PPM America acts as the Trust's investment adviser, furnishes office facilities and equipment, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The Investment Advisory Agreement continues in effect from year to year after its initial two-year term, so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and
(ii) the shareholders of each Fund or the Board. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. If a new fund is formed in the future as a series of the Trust, that series will be subject to the Investment Advisory Agreement. The Investment Advisory Agreement provides that PPM America shall not be liable for any error of judgment, or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PPM America in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

         As compensation for the services rendered by PPM America, each Fund pays PPM America an advisory fee, calculated daily and paid monthly, at the annual rate of 0.80% of the average daily net asset value of the Value Fund, 0.90% of the average daily net asset value of the Small Cap Fund and 0.65% of the average daily net asset value of the High Yield Bond Fund.

         PPM America has voluntarily agreed to reimburse each Fund to the extent that its total annual operating expenses exceed the following percent of the Fund's average net assets: 1.00% in the case of Value Fund, 1.10% for the Small Cap Fund and 0.85% in the case of the High Yield Bond Fund. For the purpose of determining whether a Fund is entitled to any expense reimbursement, that Fund's expenses are calculated daily and any reimbursement is made monthly. PPM America's voluntary expense limitation may be terminated by PPM America at any time.

         The Trust pays the compensation of the Trustees who are not affiliated with PPM America and all expenses (other than those assumed by PPM America), including governmental fees, interest charges, taxes, membership dues in certain industry associations, fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and divided disbursing agent of the Trust, expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions, expenses connected with the execution, recording, and settlement of Fund security transactions, insurance, calculating the net asset value of shares of the Trust, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

PRINCIPAL UNDERWRITER

         National Planning Corporation ("NPC"), 401 Wilshire Boulevard, Santa Monica, California 90401, acts as the distributor to the Funds' shares. NPC is an indirect, wholly-owned subsidiary of Prudential.

         Shares of each Fund are offered for sale by NPC without any sales commissions, 12b-1 fees or other charges to the Funds or their shareholders. All distribution expenses relating to the Funds are paid by PPM America, including the payment or reimbursement of any expenses incurred by NPC. The Distribution Agreement will continue in effect for two years and thereafter from year to year provided such continuance is approved annually (i) by a majority of the Trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party.

         The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. PPM America bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by NPC. NPC offers the Funds' shares only on a best efforts basis.

ACCOUNTING SERVICES AGENT


         Jackson National Financial Services, LLC ("JNFS"), 5901 Executive Drive, Lansing, Michigan 48911 acts as the Funds' accounting agent. JNFS is an indirect, wholly-owned subsidiary of Prudential. Pursuant to a contract between the Trust and JNFS, JNFS provides accounting and administrative services to the Funds. For its services, JNFS is paid $27,000 per Fund per year plus 0.04% of the daily average net assets of each Fund.


CUSTODIAN AND TRANSFER AGENT

         Boston Safe Deposit & Trust Company, One Boston Place, Boston, Massachusetts 02108, acts as custodian for the Trust. The custodian has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

         PFPC Global Fund Services, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, is the transfer agent, blue sky agent and dividend-paying agent for the Trust.

INDEPENDENT ACCOUNTANTS


         The Trust's independent accountants, PricewaterhouseCoopers LLP, 203 North LaSalle, Chicago, Illinois 60601, audit and report on the Trust's annual financial statements, prepare the Trust's federal income and excise tax returns, and perform other professional accounting, auditing and advisory services when engaged to do so by the Trust.


FUND TRANSACTIONS AND BROKERAGE

         PPM America places the orders for the purchase and sale of the Funds' portfolio securities and options and futures contracts. Purchases and sales of portfolio securities for the Value Fund and the Small Cap Fund are ordinarily transacted through brokers, acting as agent and receiving a commission, or through dealers acting as principal. Purchases and sales of portfolio securities for the High Yield Bond Fund are ordinarily transacted with primary or secondary market makers acting as principal or agent for the securities on a net basis. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, each of the Funds may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

         PPM America's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: PPM America's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; PPM America's knowledge of the financial stability of the broker or dealer selected. Recognizing the value of these factors, a Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by PPM America while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by PPM America, and reports are made at least annually to the Board.

         Before effecting brokerage transactions, PPM America determines in good faith that the amount of such commission is reasonable in relation to the factors set forth above, including the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or PPM America's overall responsibilities to all its clients.

         When more than one broker is believed to be capable of providing the best combination of price and execution with respect to particular securities transactions, PPM America generally will select brokers or dealers which provide it with research services or products. Research and other products or services so provided may relate to a specific transaction placed with such broker, but for the most part the services so provided will consist of a wide variety of information useful to PPM America and all of its clients, including the Funds. This material relates to general economic, interest rate, and equity and debt market conditions as well as information on specific companies and industries.

         Some of the types of products, research and services which may be paid for with client commissions include: research reports, subscriptions and financial and industry publications and research compilations, quantitative, economic, international and market strategy services, compilations of securities prices, dividends and similar data bases, quotation equipment and services, professional seminars, and the services of certain economic or financial consultants. The above list contains some examples of the services and products which may be acquired with client commissions; PPM America may receive other types of products, research and services. The research materials may be originated by the broker performing execution services or by third parties who are paid by the broker. PPM America's ability to obtain such products, research and services is an integral factor in the establishment of PPM America's fees.

         From time to time PPM America may receive products or services which are used both as investment research and for administrative, marketing or other non-research purposes. In those cases, PPM America makes a good faith effort to determine the relative proportions of such products or services which constitute "research." The portion of the cost of such products or services attributable to research may be paid, in whole or in part, by brokerage commissions on client transactions. The costs not attributable to research is paid by PPM America in cash.

         Research products or services may benefit any or all of PPM America's clients and such products or services may not necessarily be used by PPM America in connection with the account(s) which paid the commissions to the broker providing such products or services.

         PPM America also may advise clients, including the Funds, regarding debt issues or other fixed price offerings ("Fixed Price Offerings"). In such situations, PPM America may direct that a portion of a Fixed Price Offering be purchased for a client from a broker who provides "selling concessions" to PPM America in the form of research services, products or analysis which will consist of a wide variety of information and products useful to PPM America or its clients in general. The direction of such purchases of Fixed Price Offerings to particular brokers generally will not result in any added costs to clients. Nevertheless, since PPM America derives a benefit from such selling concessions which it would not otherwise have absent its relationship with its clients, those arrangements may create a conflict of interest. In other words, PPM America theoretically may have an incentive to use broker-dealers providing it with selling concessions, even if such broker-dealers are not providing the best qualitative execution services. Despite this incentive, PPM America uses its best efforts to cause transactions to be executed in a manner consistent with applicable law and its obligations to its clients, including the Funds.

         Transactions for PPM America's client accounts generally are completed independently. PPM America, however, may purchase or sell the same securities or instruments for a number of clients simultaneously. When possible, orders for the same security are combined or "batched" to facilitate best execution and to reduce brokerage commissions or other costs. PPM America effects batched transactions in a manner designed to ensure that no participating client is favored over any other client. Specifically, each client that participates in a batched transaction will participate at the average share price for all of PPM America's transactions in that security on that business day. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating client accounts in proportion to the size of the order placed for each account. Each client that participates in a batched transaction is assessed the pro rata costs associated with that transaction in proportion to size of the order placed for that account. PPM America may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular clients.

Additionally, if PPM America is unable to fully execute a batched transaction and PPM America determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, PPM America may allocate such securities in a manner determined in good faith to be fair and equitable.


         For the year ended December 31, 1999, the Value Fund paid brokerage commissions totaling $21,604, and the Small Cap Fund paid brokerage commissions totaling $26,111.


                                   PERFORMANCE

         From time to time the Funds may quote total return figures in sales material. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

         Average Annual Total Return will be computed as follows:

                   ERV = P(1+T)(n)

         Where:        P = the amount of an assumed initial investment in
                           Fund shares
                       T = average annual total return
                       n = number of years from initial investment to the end
                           of the period
                   ERV = ending redeemable value of shares held at the end of the period

         In addition, the High Yield Bond Fund may quote yield figures from time to time. "Yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         The Yield formula is as follows:  YIELD = 2[((a-b/cd)+1)(6)-1].

         Where:     a    =   dividends and interest earned during the period.
                             (For this purpose, the High Yield Bond Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)

                    b    =   expenses accrued for the period (net of
                             reimbursements).

                    c    =   the average daily number of shares outstanding
                             during the period that were entitled to receive dividends.

                    d    =   the ending net asset value of the High Yield Bond
                             Fund for the period.

         Performance figures quoted by the Funds will assume reinvestment of all dividends and distributions, but will not take into account income taxes payable by shareholders. The Funds impose no sales charge and pay no distribution ("12b-1") expenses. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. The Funds may also refer to publicity (including performance rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:



   Barron's
   Boston Globe
   Business Week
   Changing Times
   Chicago Tribune
   Chicago Sun-Times
   Crain's Chicago Business
   Consumer Reports
   Consumer Digest
   Financial World
   Forbes
   Fortune
   Global Finance
   Institutional Investor
   Investor's Business Daily
   Kiplinger's Personal Finance
   Los Angeles Times
   Money
   Mutual Fund Letter
   Mutual Funds Magazine
   Morningstar
   Newsweek
   The New York Times
   Pensions and Investments
   Personal Investor
   Smart Money
   Stanger Reports

   Time
   USA Today
   U.S. News and World Report
   The Wall Street Journal
   Worth

         A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of a Fund may also be compared to the Morgan Stanley EAFE (Europe, Australasia Far East) Index*, a generally accepted benchmark for performance of major overseas markets, and to the following indexes or averages:

   Dow Jones Industrial Average*
   First Boston High Yield Index
   Lehman High Yield Index*
   Merrill Lynch High Yield Index
   Standard & Poor's 500 Stock Index*
   Standard & Poor's/Barra Value Index *
   Standard & Poor's 400 Industrials
   Standard & Poor's Small Cap 600*
   Standard & Poor's Mid Cap 400*
   Russell 1000 Index
   Russell 1000 Value Index
   Russell 2000 Value Index
   Russell 2000 Index*
   Russell 2500 Index*
   Russell 2500 Value Index*
   Wilshire 5000 Index
   New York Stock Exchange Composite Index
   American Stock Exchange Composite Index
   NASDAQ Composite
   NASDAQ Industrials


*  with dividends reinvested

         In addition, each Fund may compare its performance to the following indexes and averages: Lipper Equity Index Fund Average; Lipper High Yield Fund Average; Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; and Lehman Brothers Government/Corporate Bond Index.

         Lipper Indexes and Averages are calculated and published by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Each Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service, including Morningstar, Inc. ("Morningstar").

         The Funds may cite their ratings, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both.

         To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks; small company stocks; long-term corporate bonds; long-term government bonds; intermediate-term government bonds; U.S. Treasury bills; and Consumer Price Index.

                         VALUATION OF THE FUNDS' SHARES

         As stated in the Trust's prospectus, the price of the shares of each Fund is that Fund's net asset value. Net asset value per share is determined by dividing the total market value of a Fund's investment and other assets, less any liabilities, by the total outstanding shares of that Fund. Net asset value per share is determined as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day the Funds are open for business.

EQUITY FUNDS


         Equity securities listed on a U.S. securities exchange or Nasdaq National Market for which market quotations are available are valued at the last quoted sale price on the exchange or NASDAQ on the day the valuation is made. Price information on listed equity securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed U.S. equity securities not traded on the valuation date or for which market quotations are not readily available (including restricted securities), and securities, the value of which have been materially affected by events, occurring after the close of the market on which they principally trade, are determined in good faith at a fair value using methods approved by the Board.


HIGH YIELD BOND FUND

         Bonds and other fixed-income securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other fixed-income securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. In the absence of readily available market quotations (or when in the view of PPM America, available market quotations do not accurately reflect a security's fair value), securities are valued in good faith at a fair value using methods approved by the Board. Equity securities held by the High Yield Bond Fund are valued as described above under "Equity Funds."

         If any Fund holds a security that is valued using fair value pricing because of an event that occurred after the market close, the effect of this will be that the net asset value will not be based on the last quoted price on the security, but on a price which the Board or their delegate believes reflects the current and true price of the securely.

         CLOSED HOLIDAYS: Currently, the weekdays on which the Funds are closed for business and their shares are not priced are: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. During these days, the price of foreign securities held by the Funds may change. As a result, the Funds' net asset values may also change during these days, but shareholders will not be able to purchase or redeem the Funds' shares.

                               PURCHASE OF SHARES

         Shares of the Funds are offered to (i) qualified retirement plans (including employer, municipality, union and association and other group retirement plans), employee-benefit trusts, foundations and endowments, (ii) certain financial institutions having sales or service agreements with the Funds or a broker-dealer or financial institution with respect to sales of shares of the Funds, (iii) employees and officers of PPM America and its affiliates, or
(iv) any other institution or individual, at the sole discretion of PPM America.

         The minimum initial investment in shares of a Fund is $500,000. That high minimum is intended to help the Funds control their expenses, for the benefit of all the Funds' shareholders. Employees and officers of PPM America and its affiliates have a minimum initial investment of $10,000. PPM America may waive minimum initial and subsequent investments.

         Investments by a qualified retirement plan are made by the plan sponsor or administrator, who is responsible for transmitting all orders for the purchase, redemption and exchange of Fund shares. The availability of an investment by a plan participant in the Funds, and the procedures for investing, depend upon the provisions of the qualified retirement plan and whether the plan sponsor or administrator has contracted with the Funds or the transfer agent for special processing services, including subaccounting. Other institutional and eligible purchasers must arrange for services through the transfer agent by calling toll free 877-PPM-FUND (877-776-3863).

         Shares of the Funds may be purchased at the net asset value per share next determined after receipt of the purchase order. The funds determine net asset value as described under Valuation of the Funds' Shares each day that the Funds are open for business. The Funds reserve the right in their sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial and subsequent investments.

                              REDEMPTION OF SHARES

         Fund shares may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption, which is based on the market value of the investment securities held by a fund.

         To protect against fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests.

         The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by them, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

         The Funds have made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Funds. If redemptions are paid in investment securities, such securities will be valued as set forth in Valuation of the Funds' Shares and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

         No charge is made by the Fund for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


         Exchange requests should be sent to PPM America Funds, c/o PFPC Global Fund Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. Any such exchange will be based on the respective net asset values of the shares involved. Before making an exchange, a shareholder should consider the investment objectives of the Fund to be purchased. Exchange requests may be made either by mail or telephone. Requests received after 4:00 p.m. (Eastern Time) will be processed on the next business day. The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing.


         For federal income tax purposes, an exchange is a taxable event and, accordingly, a capital gain or loss may be realized. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Funds; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES


         Shareholders may transfer shares of a Fund to another person by written request to PPM America Funds, c/o PFPC Global Fund Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. As in the case of redemptions, the written request must be received in good order and should be signature guaranteed.


                             ADDITIONAL INFORMATION

         DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

         VOTING RIGHTS - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. No amendment may be made to the Agreement and Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Agreement and Declaration of Trust without the vote or consent of shareholders to:

         -        designate series of the Trust; or

         -        change the name of the Trust; or

         - supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Agreement and Declaration of Trust.

         Shares have no pre-exemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth in the prospectus. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

         SHAREHOLDER INQUIRIES - All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS

         The Trust's policy is to meet the requirements of Subchapter M of the Internal Revenue Code. Each Fund intends to distribute taxable net investment income and net realized capital gains to shareholders in amounts that will avoid federal income or excise tax. All income, dividends, and capital gains distribution, if any, on Fund shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first business day following the record date, unless otherwise requested by a shareholder.

         Each Fund is treated as a separate entity for purpose of the regulated investment company provisions of the Internal Revenue Code and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

                              FINANCIAL STATEMENTS

         The financial statements of the Trust appearing in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent auditors, as set forth in their reports thereon appearing in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of PPM America Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PPM America Value Equity Fund, PPM America Small Cap Value Equity Fund and PPM America High Yield Bond Fund (hereafter referred to as the "Trust") at December 31, 1999, and the results of each of their operations, changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
February 4, 2000

                          PPM AMERICA VALUE EQUITY FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999




                                             SHARES OR               MARKET
                                             PRINCIPAL               VALUE
                                               AMOUNT                000'S
                                               ------                -----

COMMON STOCKS -  99.57%
-----------------------

AEROSPACE & DEFENSE  -  3.97%
   Lockheed Martin Corp.                            23,800            $   521
   United Technologies Corp.                         6,000                390
                                                                  -------------
                                                                          911

APPAREL -  3.58%
   Liz Claiborne Inc.                                8,700                327
   V.F. Corp.                                       16,500                495
                                                                  -------------
                                                                          822
AUTO MANUFACTURERS -  4.04%
   Ford Motor Co.                                    8,900                476
   General Motors Corp.                              6,200                451
                                                                  -------------
                                                                          927

AUTO PARTS & EQUIPMENT - 3.58%
   Delphi Automotive Systems Corp.                  23,400                369
   TRW Inc.                                          8,700                452
                                                                  -------------
                                                                          821

BANKS -  7.08%
   Bank of America Corp.                            10,700                537
   Chase Manhattan Corp.                             5,000                388
   KeyCorp                                          21,700                480
   Union Planters Corp.                              5,600                221
                                                                  -------------
                                                                        1,626

CHEMICALS -  2.09%
   Rohm & Haas Co.                                  11,800                480

ELECTRIC -  3.86%
   FirstEnergy Corp.                                19,300                438
   GPU Inc.                                         15,000                449
                                                                  -------------
                                                                          887

ELECTRONICS -  2.01%
   Parker Hannifin Corp.                             9,000                462

FOREST PRODUCTS & PAPER -  3.80%
   Fort James Corp.                                 16,800                460
   Mead Corp.                                        9,500                413
                                                                  -------------
                                                                          873

HEALTHCARE  -  2.27%
   Columbia/HCA Healthcare Corp.                    17,800                522

HOME FURNISHINGS -  1.65%
   Maytag Corp.                                      7,900                379

INSURANCE  -  8.63%
   Aetna Inc.                                        9,300                519
   American Financial Group Inc.                     8,700                229
   American General Corp.                            3,000                228



                                             SHARES OR               MARKET
                                             PRINCIPAL               VALUE
                                               AMOUNT                000'S

   Cigna Corp.                                       5,600             $  451
   Hartford Financial Services Group Inc.           11,700                554
                                                                  -------------
                                                                        1,981

IRON & STEEL -  1.96%
   Nucor Corp.                                       8,200                450

LEISURE TIME -  1.38%
   Brunswick Corp.                                  14,200                316

MANUFACTURING -  5.00%
   Cooper Industries Inc.                            7,700                311
   ITT Industries Inc.                              10,400                348
   PPG Industries Inc.                               7,800                488
                                                                  -------------
                                                                        1,147

METALS & MINING -  2.31%
   Phelps Dodge Corp.                                7,900                530

OFFICE & BUSINESS EQUIPMENT -  3.28%
   Harris Corp.                                     12,800                342
   Xerox Corp.                                      18,100                411
                                                                  -------------
                                                                          753

OIL & GAS PRODUCERS -  6.37%
   Ashland Inc.                                     12,000                395
   Chevron Corp.                                     2,600                225
   Occidental Petroleum Corp.                       20,900                452
   Phillips Petroleum Co.                            8,300                390
                                                                  -------------
                                                                        1,462

PACKAGING & CONTAINERS -  0.89%
   Pactiv Corp. (a)                                 19,300                205

RETAIL -  6.53%
   Federated Department Stores Inc. (a)             11,600                587
   K Mart Corp. (a)                                 53,200                535
   Sears, Roebuck & Co.                             12,400                377
                                                                  -------------
                                                                        1,499

SAVINGS & LOANS -  5.88%
   Charter One Financial Inc.                       28,200                539
   Sovereign Bancorp Inc.                           43,300                323
   Washington Mutual Inc.                           18,800                489
                                                                  -------------
                                                                        1,351

SOFTWARE - 2.10%
   Computer Associates International Inc.            6,900                483

TELECOMMUNICATIONS - 11.05%
   Bell Atlantic Corp.                               6,800                419
   BellSouth Corp.                                   7,400                346
   CenturyTel Inc.                                   7,000                332
   GTE Corp.                                         6,000                423
   SBC Communications Inc.                           9,800                478
   US West Inc.                                      7,500                540
                                                                  -------------
                                                                        2,538


                     See notes to the financial statements.

                          PPM AMERICA VALUE EQUITY FUND


                                             SHARES OR           MARKET
                                             PRINCIPAL            VALUE
                                              AMOUNT             (000'S)

TOBACCO - 2.87%
   Philip Morris Cos. Inc.                       16,400          $     380
   RJ Reynolds Tobacco Holdings Inc.             15,800                278
                                                            ---------------
                                                                       658

TRANSPORTATION - 3.39%
   Burlington Northern Santa Fe Corp.            14,900                361
   CSX Corp.                                     13,300                417
                                                            ---------------
                                                                       778
                                                            ---------------

    Total Common Stocks
        (cost $25,828)                                             22,861
                                                            ---------------




                                            SHARES OR      MARKET
                                            PRINCIPAL      VALUE
                                             AMOUNT       (000'S)

   SHORT TERM INVESTMENTS - 0.43%

   MONEY MARKET FUND - 0.43%
     Dreyfus Cash Management
       Plus, 5.53%  (b)                      98,346       $    98
                                                       ------------

       Total Short Term Investments
         (cost $98)                                            98
                                                       ------------

     TOTAL INVESTMENTS - 100%
       (cost $25,926)                                     $22,959
                                                       ============








(a) Non-income producing security.

(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.



                     See notes to the financial statements.

                     PPM AMERICA SMALL CAP VALUE EQUITY FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999




                                                  SHARES OR              MARKET
                                                   PRINCIPAL              VALUE
                                                    AMOUNT               000'S

COMMON STOCKS -  99.77%

AEROSPACE & DEFENSE  -  5.35%
   Alliant Techsystems Inc. (a)                      10,300             $   642
   GenCorp Inc.                                      55,300                 546
                                                                  --------------
                                                                          1,188

APPAREL -  7.00%
   Columbia Sportswear Co. (a)                       30,500                 656
   Garan Inc.                                        14,100                 404
   Nautica Enterprises Inc. (a)                      43,600                 493
                                                                  --------------
                                                                          1,553

AUTO PARTS & EQUIPMENT - 3.05%
   Superior Industries International Inc.            25,200                 676


BANKS -  7.81%
   CCB Financial Corp.                                7,100                 309
   GBC Bancorp                                       11,300                 218
   Hudson United Bancorp                             24,205                 619
   Peoples Heritage Financial Group Inc.             39,000                 588
                                                                  --------------
                                                                          1,734

BUILDING MATERIALS -  2.63%
   Omnova Solutions Inc.                             75,300                 584

CHEMICALS -  2.56%
   Ferro Corp.                                       25,800                 568

COMMERCIAL SERVICES - 2.96%
   Franklin Covey Co. (a)                            87,500                 656

ELECTRIC -  3.56%
   Black Hills Corp.                                 17,500                 388
   Sierra Pacific Resources                          23,200                 402
                                                                  --------------
                                                                            790

ELECTRICAL COMPONENTS & EQUIPMENT - 2.94%
   Lanier Worldwide Inc. (a)                        168,600                 653

FOOD - 2.62%
   Bob Evans Farms Inc.                              37,700                 582

HAND & MACHINE TOOLS - 2.98%
   Kennametal Inc.                                   19,700                 662

HEALTHCARE - 2.66%
   Triad Hospitals Inc. (a)                          39,100                 591

HOME BUILDERS - 2.56%
   Champion Enterprises Inc. (a)                     66,500                 569


                                                  SHARES OR              MARKET
                                                   PRINCIPAL              VALUE
                                                    AMOUNT               000'S

HOUSEWARES - 2.42%
   National Presto Industries Inc.                   15,100             $   536


INSURANCE  -  3.99%
   American Financial Group Inc.                     21,100                 557
   ReliaStar Financial Corp.                          8,400                 329
                                                                  --------------
                                                                            886

IRON & STEEL -  7.60%
   AK Steel Holding Corp.                            47,300                 893
   Cleveland-Cliffs Inc.                             25,500                 793
                                                                  --------------
                                                                          1,686

LEISURE TIME -  2.83%
   Brunswick Corp.                                   28,200                 627

MACHINERY - 10.15%
   Esterline Technologies Corp. (a)                  66,900                 774
   Flowserve Corp.                                   41,500                 705
   Tecumsah Products Co.                             16,400                 774
                                                                  --------------
                                                                          2,253

MANUFACTURING - 3.18%
   Lancaster Colony Corp.                            21,300                 706

OFFICE & BUSINESS EQUIPMENT -  2.36%
   Steelcase Inc.                                    43,600                 523

OIL & GAS PRODUCERS -  6.69%
   Peoples Energy Corp.                              11,600                 389
   Ultramar Diamond Shamrock Corp.                   32,200                 731
   WD-40 Co.                                         16,500                 365
                                                                  --------------
                                                                          1,485

SAVINGS & LOANS -  5.23%
   Astoria Financial Corp.                           17,900                 545
   Sovereign Bancorp Inc.                            82,500                 615
                                                                  --------------
                                                                          1,160


SHIPBUILDING - 2.76%
   Newport News Shipbuilding Inc.                    22,300                 613

TRANSPORTATION - 3.88%
   Frozen Food Express Industries Inc.               57,600                 223
   GATX Corp.                                        18,900                 638
                                                                  --------------
                                                                            861
                                                                  --------------

        Total Common Stocks
            (cost $25,518)                                               22,142
                                                                  --------------




                     See notes to the financial statements.

                     PPM AMERICA SMALL CAP VALUE EQUITY FUND


                                        SHARES OR       MARKET
                                        PRINCIPAL       VALUE
                                          AMOUNT       (000'S)
                                          ------       -------

SHORT TERM INVESTMENTS - 0.23%
------------------------------

MONEY MARKET FUND - 0.23%
  Dreyfus Cash Management
    Plus, 5.53% (b)                         51,470      $    51
                                                      -----------

    Total Short Term Investments
      (cost $51)
                                                             51
                                                      -----------

  TOTAL INVESTMENTS - 100%
  ------------------------
       (cost $25,569)                                 $  22,193
                                                      ===========




(a) Non-income producing security.

(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.











                     See notes to the financial statements.

                        PPM AMERICA HIGH YIELD BOND FUND

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999


                                         SHARES OR     MARKET
                                         PRINCIPAL     VALUE
                                         AMOUNT       (000'S)
                                         ------       -------

CORPORATE BONDS  - 95.78%
-------------------------

AEROSPACE & DEFENSE - 1.73%
   Fairchild Corp., 10.75%, 04/14/2009    500,000      $  427

BANKS -  0.41%
   Sovereign Bancorp,
      10.25%, 05/15/2004                   30,000          30
      10.50%, 11/15/2006                   70,000          71
                                                      -----------
                                                         101
BEVERAGES - 2.05%
   National Wine & Spirits Inc.,
   10.125%,                              500,000         504
      01/15/2009

BUILDING MATERIALS - 8.88%
   Brand Scaffold Services Inc.,
   10.25%,                               500,000         453
      02/15/2008
   Juno Lighting Inc., 11.875%,          400,000         368
   07/01/2009
   NCI Building Systems Inc., 9.25%,
      05/01/2009                         500,000         474
   Nortek Inc., 9.125%, 09/01/2007       500,000         484
   Schuff Steel Co., 10.50%, 06/01/2008  500,000         409
                                                    -----------
                                                       2,188

CHEMICALS - 2.53%
   Georgia Gulf  Corp., 10.375%,
      11/01/2007 (c)                     100,000         104
   Lyondell Chemical Co., 10.875%,
      05/01/2009                         500,000         519
                                                    -----------
                                                         623

COMMERCIAL SERVICES - 1.94%
   Marsulex Inc., 9.625%, 07/01/2008     500,000         479

DIVERSIFIED FINANCIAL SERVICES - 4.00%
   DVI Inc., 9.875%, 02/01/2004          500,000         491
   Knology Holdings Inc., (Step-Up
   Bond),                                750,000         494
      11.875%, 10/15/2007 (a)
                                                    -----------
                                                         985

ELECTRICAL COMPONENTS &
   EQUIPMENT - 1.99%
   Integrated Circuit Systems Inc.,
   11.50%,                               500,000         490
      05/15/2009

ENTERTAINMENT - 7.54%
   Alliance Atlantis Communications
   Corp.,                                300,000         292
      13.00%, 12/15/2009
   Hollywood Casino Shreveport/
   Shreveport Capital Corp.,
      13.00%, 08/01/2006 (c)             400,000         427
   Imax Corp., 7.875%, 12/01/2005        500,000         469
   Lady Luck Gaming Corp., 11.875%,
      03/01/2001                         190,000         190
   Waterford Gaming LLC, 9.50%,
      03/15/2010 (c)                     489,000         480
                                                     -----------
                                                       1,858


                                         SHARES OR     MARKET
                                         PRINCIPAL     VALUE
                                         AMOUNT       (000'S)
FOOD - 4.02%
   Agrilink Foods Inc., 11.875%,         500,000     $   493
   11/01/2008
   Canadaigua Brands Inc., 8.625%,
      08/01/2006                         500,000         498
                                                     -----------
                                                          991

HAND & MACHINE TOOLS - 1.98%
   Applied Power Inc., 8.75%,            500,000         489
   04/01/2009

HEALTHCARE - 4.01%
   LifePoint Hospitals Holdings Inc.,
      10.75%, 05/15/2009                 500,000         522
   Tenet Healthcare Corp., 8.125%,       500,000         467
   12/01/2008
                                                     -----------
                                                         989

HOME FURNISHINGS  - 1.99%
   Windmere-Durable Holdings, Inc.,
   10.00%, 07/31/2008                    500,000         491

LODGING - 1.81%
   HMH Properties, 7.875%, 08/01/2008    500,000         446

MANUFACTURING - 3.57%
   Prestolite Electric Inc.,             500,000         391
      9.625%, 02/01/2008
   Repap New Brunswick,                  500,000         489
      9.00%, 06/01/2004
                                                    -----------
                                                         880

MEDIA - 4.14%
   Echostar DBS Corp., 9.375%,           500,000         501
   02/01/2009
   Insight Midwest LP, 9.75%,            500,000         519
   10/01/2009 (c)
                                                    -----------
                                                       1,020

OFFICE & BUSINESS EQUIPMENT - 0.91%
   General Binding Corp., 9.375%,
      06/01/2008                         500,000         224

PACKAGING & CONTAINERS - 6.23%
   Packaging Corp. of America, 9.625%,
      04/01/2009                         500,000         514
   Riverwood International Corp.,
   10.25%,                               500,000         509
      04/01/2006
   U.S. Can Corp., 10.125%, 10/15/2006   500,000         511
                                                    -----------
                                                       1,534

RETAIL - 8.93%
   APCOA Inc., 9.25%, 03/15/2008         500,000         354
   Buhrmann U.S. Inc., 12.25%,
      11/01/2009                         400,000         415
   Finlay Enterprises Inc., 9.00%,       500,000         440
   05/01/2008
   Jo-Ann Stores, Inc., 10.375%,         500,000         489
   05/01/2007
   Stater Brothers Holdings Inc.,
   10.75%,                               500,000         501
      08/15/2006
                                                    -----------
                                                       2,199



                                       SHARES OR     MARKET
                                       PRINCIPAL     VALUE
                                         AMOUNT      (000'S)
SEMICONDUCTORS - 1.98%
   Hadco Corp., 9.50%, 06/15/2008        500,000     $   488





                     See notes to the financial statements.

                        PPM AMERICA HIGH YIELD BOND FUND


SOFTWARE - 2.09%
   PSINet Inc., 11.00%, 08/01/2009       500,000         515

TELECOMMUNICATIONS - 23.05%
   Adelphia Business Solutions Inc.,
      12.00%, 11/01/2007                 500,000         527
   AT&T Canada Inc., (Step-Up Bond),
      9.95%, 06/15/2008 (a)              750,000         590
   Crown Castle International Corp.,
   (Step-Up                              750,000         470
      Bond), 10.375%, 05/15/2011 (a)
   KMC Telecom Holdings Inc., 13.50%,
      05/15/2009 (c)                     500,000         492
   Metromedia Fiber Network Inc.,
   10.00%,                               500,000         514
      12/15/2009
   Nextel Communications Inc.,(Step-Up
      Bond), 9.95%, 02/15/2008 (a)       750,000         530
   NEXTLINK Communications Inc.,
   10.75%,                               500,000         516
      06/01/2009
   Primus Telecommunications Group
   Inc.,                                 500,000         482
      11.25%, 01/15/2009
   RCN Corp., 10.125%, 01/15/2010        500,000         499
   Rogers Cablesystems Ltd., 10.00%,
      12/01/2007                         500,000         535



                                          SHARES OR     MARKET
                                          PRINCIPAL      VALUE
                                          AMOUNT        (000'S)
Williams Communications Group Inc.,
   10.875%, 10/01/2009                     500,000     $   524
                                                       -----------
                                                          5,679
                                                       -----------

         Total Corporate Bonds
            (cost $24,273)                               23,600
                                                       -----------

   GOVERNMENT SECURITIES - 2.02%

   SOVEREIGN - 2.02%
      Republic of Argentina, 11.75%,
         04/07/2009                        500,000         498
                                                      -----------

         Total Government Securities
             (cost $469)                                    498
                                                      -----------

   SHORT TERM INVESTMENTS - 2.20%

   MONEY MARKET FUND - 2.20%
       Dreyfus Cash Management Plus,
          5.53% (b)                        543,170         543
                                                      -----------

         Total Short Term Investments
            (cost $543)                                    543
                                                       -----------

TOTAL INVESTMENTS - 100%
  (cost $25,285)                                        $ 24,641
                                                        ========


(a) Denotes deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.

(b) Dividend yields change daily to reflect current market conditions. Rate is the quoted yield as of December 31, 1999.

(c) 144a security. Certain conditions for public sale may exist.


                     See notes to the financial statements.

                                PPM AMERICA FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                (in thousands, except net asset value per share)

                                DECEMBER 31, 1999


                                                        PPM AMERICA             PPM AMERICA              PPM AMERICA
                                                           VALUE                 SMALL CAP                HIGH YIELD
                                                        EQUITY FUND          VALUE EQUITY FUND            BOND FUND
                                                   ----------------------  -----------------------  -----------------------

ASSETS
Investments in securities, at cost                 $             25,926    $             25,569     $             25,285
                                                   ======================  =======================  =======================

Investments in securities, at value                $            22,959     $            22,193      $            24,641
Cash                                                                  -                       -                      277
Receivables:
  Dividends and interest                                             48                      14                      556
  Reimbursement from adviser                                         12                       9                        7
                                                   ----------------------  -----------------------  -----------------------
TOTAL ASSETS                                                     23,019                  22,216                   25,481
                                                   ----------------------  -----------------------  -----------------------

LIABILITIES
Cash overdraft                                                      121                      56                        -
Payable:
  Advisory fees                                                      15                      17                       14
Other liabilities                                                    18                      18                       19
                                                   ----------------------  -----------------------  -----------------------
TOTAL LIABILITIES                                                   154                      91                       33

NET ASSETS                                         $             22,865    $             22,125     $             25,448
                                                   ======================  =======================  =======================

NET ASSETS CONSIST OF:
Paid-in capital                                    $             25,834    $             25,366    $              26,307
Distributions in excess of net
  investment income                                                   -                       -                       (7)
Accumulated net realized gain (loss)
  on investments                                                     (2)                    135                     (208)
Net unrealized depreciation on investments                       (2,967)                 (3,376)                    (644)
                                                   ======================  =======================  =======================
NET ASSETS                                         $             22,865    $             22,125     $             25,448
                                                   ======================  =======================  =======================

TOTAL SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                                     4,738                   5,019                    5,271
                                                   ======================  =======================  =======================

  NET ASSET VALUE PER SHARE                        $               4.83    $               4.41     $               4.83
                                                   ======================  =======================  =======================






                     See notes to the financial statements.

                                PPM AMERICA FUNDS

                            STATEMENTS OF OPERATIONS
                                 (in thousands)

                     FOR THE PERIOD ENDED DECEMBER 31, 1999



                                                      PPM AMERICA               PPM AMERICA                PPM AMERICA
                                                         VALUE                   SMALL CAP                  HIGH YIELD
                                                      EQUITY FUND            VALUE EQUITY FUND              BOND FUND*
                                                 -----------------------   -----------------------    -----------------------

INVESTMENT INCOME
  Dividends                                      $                375       $               373       $                  -
  Interest                                                         15                        12                      1,421
                                                 -----------------------   -----------------------    -----------------------
TOTAL INVESTMENT INCOME                                           390                       385                      1,421
                                                 -----------------------   -----------------------    -----------------------

EXPENSES
  Advisory fees                                                   120                       152                         93
  Custodian fees                                                    6                         4                          3
  Portfolio accounting fees                                        33                        34                         21
  Professional fees                                                20                        19                         17
  Registration fees                                                10                        10                         10
  Transfer agent fees                                              23                        23                         11
  Other                                                            12                        13                         10
                                                 -----------------------   -----------------------    -----------------------
TOTAL OPERATING EXPENSES                                          224                       255                        165
Less reimbursement from adviser                                    74                        69                         44
                                                 -----------------------   -----------------------    -----------------------
NET EXPENSES                                                      150                       186                        121
                                                 -----------------------   -----------------------    -----------------------
NET INVESTMENT INCOME                                             240                       199                      1,300
                                                 -----------------------   -----------------------    -----------------------

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments                           616                       358                       (208)
Net change in unrealized appreciation
  (depreciation) on investments                                (3,025)                   (3,753)                      (644)
                                                 -----------------------   -----------------------    -----------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)                     (2,409)                   (3,395)                      (852)
                                                 -----------------------   -----------------------    -----------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $             (2,169)     $             (3,196)      $                448
                                                 =======================   =======================    =======================

--------------------------------------------------------------------------------
  *     For the period beginning June 7, 1999 (commencement of operations).












                     See notes to the financial statements.

                                PPM AMERICA FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS
                                 (in thousands)




                                                      PPM AMERICA VALUE
                                                         EQUITY FUND
                                             -------------------------------------
                                                                   PERIOD FROM
                                                   YEAR            DECEMBER 23,
                                                   ENDED             1998* TO
                                               DECEMBER 31,        DECEMBER 31,
                                                   1999                1998
                                             ------------------  -----------------
OPERATIONS:
  Net investment income                      $           240     $             5
  Net realized gain (loss) on investments                616                   -
  Net change in unrealized appreciation
      (depreciation) on investments                   (3,025)                 58
                                             -----------------   -----------------
  Net increase (decrease) in net assets
      from operations                                 (2,169)                 63
                                             ------------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            (240)                 (5)
  From net realized gains on investments                (618)                  -
                                             ------------------  -----------------
  Total distributions to shareholders                   (858)                 (5)
                                             ------------------  -----------------

SHARE TRANSACTIONS:
  Proceeds from the sale of shares                    20,000               5,100
  Reinvestment of distributions                          729                   5
  Cost of shares redeemed                                  -                   -
                                             ------------------  -----------------
  Net increase in net assets from share
      transactions                                    20,729               5,105
                                             ------------------  -----------------

NET INCREASE IN NET ASSETS                            17,702               5,163

NET ASSETS BEGINNING OF PERIOD                         5,163                   -
                                             ------------------  -----------------

NET ASSETS END OF PERIOD                     $        22,865     $         5,163
                                             ==================  =================


DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME                          $             -     $             -
                                             ==================  =================

                                                                                       PPM AMERICA
                                                     PPM AMERICA SMALL CAP              HIGH YIELD
                                                       VALUE EQUITY FUND                BOND FUND
                                              -------------------------------------  -----------------
                                                                    PERIOD FROM        PERIOD FROM
                                                    YEAR           DECEMBER 23,          JUNE 7,
                                                    ENDED            1998* TO            1999* TO
                                                DECEMBER 31,     DECEMBER 31, 1998     DECEMBER 31,
                                                    1999                                   1999
                                              ------------------ ------------------  -----------------
OPERATIONS:
  Net investment income                       $           199    $             8     $         1,300
  Net realized gain (loss) on investments                 358                  -                (208)
  Net change in unrealized appreciation
      (depreciation) on investments                    (3,753)               378                (644)
                                              ------------------  ------------------ ------------------
  Net increase (decrease) in net assets
      from operations                                  (3,196)               386                 448
                                              ------------------ ------------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             (199)                (8)             (1,307)
  From net realized gains on investments                 (223)                 -                   -
                                              ------------------ ------------------  -----------------
  Total distributions to shareholders                    (422)                (8)             (1,307)
                                              ------------------ ------------------  -----------------

SHARE TRANSACTIONS:
  Proceeds from the sale of shares                     15,000             10,000              25,000
  Reinvestment of distributions                           357                  8               1,307
  Cost of shares redeemed                                   -                  -                   -
                                              ------------------ ------------------  -----------------
  Net increase in net assets from share
      transactions                                     15,357             10,008              26,307
                                              ------------------ ------------------  -----------------

NET INCREASE IN NET ASSETS                             11,739             10,386              25,448

NET ASSETS BEGINNING OF PERIOD                         10,386                  -                   -
                                              ------------------ ------------------  -----------------

NET ASSETS END OF PERIOD                      $        22,125    $        10,386     $        25,448
                                              ================== ==================  =================


DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME                           $             -    $             -     $            (7)
                                              ================== ==================  =================





--------------------------------------------------------------------------------
*       Commencement of operations.





                     See notes to the financial statements.

--------------------------------------------------------------------------------
                                PPM AMERICA FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




NOTE 1. ORGANIZATION

     PPM America Funds (the "Trust") is an open-end management investment company comprised of PPM America Value Equity Fund, PPM America Small Cap Value Equity Fund and PPM America High Yield Bond Fund (collectively the "Funds"). The Trust is organized under the laws of Massachusetts. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act").


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     SECURITY VALUATION -- Equity securities listed on a U.S. securities exchange or NASDAQ National Market for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Unlisted securities and listed securities not traded on the valuation date or for which market quotations are not readily available, are determined in good faith at a fair value using methods approved by the Board of Trustees. Bonds are valued on the basis of prices furnished by pricing services which takes into account institutional size trading in similar groups of securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

     UNREGISTERED SECURITIES -- A Fund may own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including prices of related registered securities, recent private sales, market conditions and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, the Funds have the right to include their securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

     REPURCHASE AGREEMENTS -- A Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally by a bank or broker-dealer) to repurchase that security back from the Fund at a specified price and date or upon demand. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the maturity of the repurchase agreement. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

     DISTRIBUTIONS TO SHAREHOLDERS -- The Funds normally declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

     FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Fund. A Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
                                PPM AMERICA FUNDS
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)



--------------------------------------------------------------------------------



NOTE 3.  INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

         Each Fund has an investment advisory agreement with PPM America, Inc. ("PPM America"). Each Fund pays an advisory fee, calculated daily and paid monthly, based on average daily net assets, at the annual rate of 0.80% for the PPM America Value Equity Fund, 0.90% for the PPM America Small Cap Value Equity Fund and 0.65% for the PPM America High Yield Bond Fund.

      Jackson National Financial Services, LLC ("JNFS"), an affiliate, provides fund accounting and administrative services to the Funds. For its services, JNFS is paid $27,000 per Fund per year plus 0.04% of the average daily net assets of each Fund.

         PPM America has voluntarily agreed to reimburse each of the Funds for total annual operating expenses (excluding advisory fees) which exceed 0.20% of the Fund's average daily net assets. These voluntary reimbursements may be modified or discontinued at any time.

         Trustees and officers of the Trust who are affiliated persons receive no compensation from the Trust. Trustees who are not interested persons of the Trust, as defined in the 1940 Act, collectively received $8,000 in compensation from the Trust for the year ended December 31, 1999.

         The Trust's distributor is National Planning Corporation, an affiliate.

         Prudential Plc and Jackson National Life Insurance Company, both affiliates of PPM America, own substantially all of the outstanding shares of the Trust.

NOTE 4.  SECURITY  TRANSACTIONS

     During the period ended December 31, 1999, the cost of purchases and proceeds from sales and maturities of securities, other than short-term investments, were as follows (in thousands):



                                                           COST OF         PROCEEDS FROM SALES
                                                          PURCHASES           AND MATURITIES
                                                          ---------           --------------

PPM America Value Equity Fund                         $         27,054   $     6,939
PPM America Small Cap Value Equity Fund                         24,214         9,021
PPM America High Yield Bond Fund                                32,460         7,639



     The federal income tax cost basis and gross unrealized appreciation and depreciation on investments as of December 31, 1999, were as follows (in thousands):



                                                   TAX COST     GROSS UNREALIZED   GROSS UNREALIZED  UNREALIZED APPRECIATION
                                                     BASIS        APPRECIATION       DEPRECIATION        (DEPRECIATION)

PPM America Value Equity Fund                   $      25,974    $          707      $    (4,278)   $       (3,571)
PPM America Small Cap Value Equity Fund                25,764               936           (3,951)           (3,015)
PPM America High Yield Bond Fund                       25,286               271             (916)             (645)


     At December 31, 1999, the PPM America High Yield Bond Fund had accumulated net realized capital loss carryovers for federal income tax purposes of $197,391 (expiring in 2007), which may be used to offset future capital gains.

--------------------------------------------------------------------------------
                               PPM AMERICA FUNDS
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 5.  FUND TRANSACTIONS

     Transactions of fund shares (in thousands) for the period ended December 31, 1999, were as follows:


                                                                    SHARES       DISTRIBUTIONS      SHARES          NET
                                                                  PURCHASED       REINVESTED       REDEEMED      INCREASE

PPM America Value Equity Fund                                          3,565              152              -         3,717
PPM America Small Cap Value Equity Fund                                2,935               82              -         3,017
PPM America High Yield Bond Fund                                       5,000              271              -         5,271


     Transactions of fund shares (in thousands) for the period ended December 31, 1998, were as follows:


                                                                    SHARES       DISTRIBUTIONS      SHARES          NET
                                                                  PURCHASED       REINVESTED       REDEEMED      INCREASE

PPM America Value Equity Fund                                          1,020                1              -         1,021
PPM America Small Cap Value Equity Fund                                2,000                2              -         2,002


                            APPENDIX -- BOND RATINGS

         A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, PPM America believes that the quality of debt securities in which the Funds invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

RATINGS BY MOODY'S:

         Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

         A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings By Standard & Poor's:

         AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

         AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         A. Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB-B-CCC-CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C. This rating is reserved for income bonds on which no interest is being paid.

         D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits

         (a) Conformed Copy of Amendment Declaration of Trust of the Registrant*

         (b) Copy of By-Laws of the Registrant*

         (c) Not Applicable

         (d) Investment Advisory Agreement**

         (e) Distribution Agreement**

         (f) Not Applicable

         (g) Delegation, Custody and Information Services Agreement**

         (h) Accounting Services Agreement; Services Agreement (Transfer
             Agent)**

         (i) Consent of Bell, Boyd & Lloyd

         (j) Consent of PricewaterhouseCoopers, LLP

         (k) Not Applicable

         (l) Not Applicable

         (m) Not Applicable

         (n) Not Applicable

         (p) Code of Ethics of PPM Holdings, Inc., PPM America, Inc., PPM Finance, Inc. and PPM America Funds

         * Incorporated by reference to the exhibit of the same letter filed with the initial registration statement on Form N-1A, No. 333-63295, filed September 11, 1998.

         ** Incorporated by reference to Post Effective Amendment No. 1 on Form N-1A, No. 333-63295, filed April 29, 1999.

ITEM 24. Persons Controlled by or Under Common Control With Registrant.

The Registrant does not consider that there are any persons directly or indirectly controlled by, or under common control with, the Registrant within the meaning of this item.

ITEM 25. Indemnification.

Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer or Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article VIII shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Unless otherwise permitted under the 1940 Act,

         (i) Article VIII does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

         (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article VIII unless a determination that such person was not so liable is made on behalf of Registrant by
                  (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as express in a written opinion; and

         (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article VIII does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article VIII as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article VIII also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance or its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by distributor or any of distributor's members, managers, directors, officers, employees or representatives, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, Statement of Additional Information, shareholder report or other information covering Shares filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

ITEM 26. Business and Other Connections of Investment Adviser.

PPM America is an indirect, wholly-owned subsidiary of Prudential plc, ("Prudential"), the holding company to one of the largest life insurance companies in the United Kingdom. PPM America acts as investment adviser to pension and profit sharing plans, corporations or other business entities and registered and unregistered investment companies.

For a two-year business history of officers and directors of PPM America, please refer to the Form ADV of PPM America.

ITEM 27. Principal Underwriters.

Registrant's principal underwriter, National Planning Corporation ("NPC"), is an indirect wholly-owned subsidiary of Prudential. The table below lists each director or officer of NPC:

---------------------------------------- -------------------------------------- --------------------------------------
Name and Principal Business Address      Position and Offices with Principal    Positions and Offices with Registrant
                                         Underwriter
---------------------------------------- -------------------------------------- --------------------------------------
Barrett, William                         Senior Vice President                  None
----------------------------------------------------------------------------------------------------------------------
Chiulli, Allan                           Vice President                         None
----------------------------------------------------------------------------------------------------------------------
Dreffein, Mary S.                        Senior Vice President                  None
----------------------------------------------------------------------------------------------------------------------
Eden, Livia                              Assistant Vice President               None
----------------------------------------------------------------------------------------------------------------------
Elliot, Jay A.                           Senior Vice President                  None
----------------------------------------------------------------------------------------------------------------------
Fram, Fred                               Vice President                         None
----------------------------------------------------------------------------------------------------------------------
Hopping, Andrew B.                       Director                               None
----------------------------------------------------------------------------------------------------------------------
Jack, Clifford J.                        Director, President and CEO            None
----------------------------------------------------------------------------------------------------------------------
Johnson, Peter M.                        Chief Financial Officer, Chief         None
                                         Operating Officer & Treasurer
----------------------------------------------------------------------------------------------------------------------
Kemper, Dawna                            Vice President                         None
----------------------------------------------------------------------------------------------------------------------
Kinder, Douglas K.                       Senior Vice President                  None
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
McGinnis, Steven K.                      Senior Vice President                  None
----------------------------------------------------------------------------------------------------------------------
Miller, James                            Vice President                         None
----------------------------------------------------------------------------------------------------------------------
Nerud, Mark D.                           Vice President                         Secretary and Assistant Treasurer
----------------------------------------------------------------------------------------------------------------------
Peczon, Walter                           Assistant Vice President               None
----------------------------------------------------------------------------------------------------------------------
Richardson, Scott                        Senior Vice President                  None
----------------------------------------------------------------------------------------------------------------------
Schab, Bonnie G.                         Vice President                         None
----------------------------------------------------------------------------------------------------------------------
Simon, James L.                          Secretary                              None
----------------------------------------------------------------------------------------------------------------------
Steinbacher, Patricia R.                 Assistant Vice President               None
----------------------------------------------------------------------------------------------------------------------
Whaleen, Kathleen                        Assistant Vice President               None
----------------------------------------------------------------------------------------------------------------------
Wells, Michael A.                        Vice President, Director               None
----------------------------------------------------------------------------------------------------------------------

ITEM 28. Location of Accounts and Records.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent or custodian.

ITEM 29. Management Services.

Not applicable.

ITEM 30. Undertakings.

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request without charge.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chicago and state of Illinois on April 27, 2000.


                                      PPM America Funds

                                      By  /s/ RUSSELL W. SWANSEN
                                          ----------------------------
                                          Russell W. Swansen
                                          President

                  Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the date indicated.

               Name                        Title                                          Date
/s/ RUSSELL W. SWANSEN                     Trustee and President              )
-------------------------------------------                                   )
Russell W. Swansen                                                            )
                                                                              )
/s/ MARK B. MANDICH                        Trustee, Chief Financial           )
-------------------------------------------Officer and Treasurer              )
Mark B. Mandich                                                               )
                                                                              )            April 27, 2000
/s/ ARTHUR E. PAPE                         Trustee                            )
-------------------------------------------                                   )
Arthur E. Pape                                                                )
                                                                              )
/s/ JAMES R. HANNON                        Trustee                            )
-------------------------------------------                                   )
James R. Hannon                                                               )
                                                                              )

                                  EXHIBIT INDEX

                N-1A ITEM 23 EXHIBIT LETTER                                        DESCRIPTION
                ---------------------------                                        -----------
                            (i)                                         Consent of Bell, Boyd & Lloyd LLC
----------------------------------------------------------------------------------------------------------------------
                            (j)                                       Consent of PricewaterhouseCoopers, LLP
----------------------------------------------------------------------------------------------------------------------
                            (p)                                 Code of Ethics of PPM Holdings, Inc., PPM
                                                                  America, Inc., PPM finance, Inc. and PPM
                                                                                 America Funds
----------------------------------------------------------------------------------------------------------------------